                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


================================================================================



                           FEDERAL-MOGUL CORPORATION


                           __________________________



                                 $1,950,000,000
                                 LOAN AGREEMENT

                         Dated as of September 30, 1998



                        _______________________________


                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent


================================================================================

                                TABLE OF CONTENTS

                                                                                                         Page
ARTICLE I.  DEFINITIONS...................................................................................  2
     SECTION 1.01.  Defined Terms.........................................................................  2
     SECTION 1.02.  Other Definitional Provisions......................................................... 22

ARTICLE II.   AMOUNT AND TERMS OF COMMITMENTS............................................................. 23
     SECTION 2.01.  Commitments........................................................................... 23
     SECTION 2.02.  Repayment of Loans; Evidence of Debt.................................................. 23
     SECTION 2.03.  Procedure for Borrowing............................................................... 24

ARTICLE III.  GENERAL PROVISIONS APPLICABLE TO THE LOANS ................................................. 24
     SECTION 3.01.  Interest Rates and Payment Dates...................................................... 24
     SECTION 3.02.  Conversion and Continuation Options................................................... 25
     SECTION 3.03.  Minimum Amounts of Tranches........................................................... 25
     SECTION 3.04.  Optional and Mandatory Prepayments.................................................... 26
     SECTION 3.05.  Fees.................................................................................. 28
     SECTION 3.06.  Computation of Interest............................................................... 28
     SECTION 3.07.  Inability to Determine Interest Rate.................................................. 29
     SECTION 3.08.  Pro Rata Treatment and Payments....................................................... 29
     SECTION 3.09.  Illegality............................................................................ 31
     SECTION 3.10.  Requirements of Law................................................................... 31
     SECTION 3.11.  Taxes................................................................................. 32
     SECTION 3.12.  Indemnity............................................................................. 35
     SECTION 3.13.  Use of Proceeds....................................................................... 35
     SECTION 3.14.  Change of Lending Office; Replacement of Lenders...................................... 35

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES.............................................................. 36
     SECTION 4.01.  Financial Condition................................................................... 36
     SECTION 4.02.  No Change............................................................................. 37
     SECTION 4.03.  Corporate Existence; Compliance with Law.............................................. 37
     SECTION 4.04.  Corporate Power; Authorization; Enforceable Obligations............................... 38
     SECTION 4.05.  No Legal Bar.......................................................................... 38
     SECTION 4.06.  No Material Litigation................................................................ 39
     SECTION 4.07.  No Default............................................................................ 39
     SECTION 4.08.  Ownership of Property; Liens.......................................................... 39
     SECTION 4.09.  Intellectual Property................................................................. 39
     SECTION 4.10.  No Burdensome Restrictions............................................................ 39
     SECTION 4.11.  Taxes................................................................................. 39
     SECTION 4.12.  Federal Regulations................................................................... 40
     SECTION 4.13.  ERISA................................................................................. 40
     SECTION 4.14.  Investment Company Act; Other Regulations............................................. 40
     SECTION 4.15.  Subsidiaries.......................................................................... 40
     SECTION 4.16.  Environmental Matters................................................................. 40
     SECTION 4.17.  Accuracy and Completeness of Information.............................................. 42


                                                                                                         Page
     SECTION 4.18.  Other Unsecured Indebtedness.......................................................... 42
     SECTION 4.19.  Security Documents.................................................................... 42
     SECTION 4.20.  Solvency.............................................................................. 42
     SECTION 4.21.  Year 2000 Matters..................................................................... 42

ARTICLE V.  CONDITIONS PRECEDENT.......................................................................... 43
     SECTION 5.01.  Conditions Precedent to Loans......................................................... 43

ARTICLE VI.  AFFIRMATIVE COVENANTS........................................................................ 45
     SECTION 6.01.  Financial Statements.................................................................. 45
     SECTION 6.02.  Certificates; Other Information....................................................... 46
     SECTION 6.03.  Accrual of Liabilities; Payment of Obligations........................................ 46
     SECTION 6.04.  Maintenance of Corporate Existence; Maintenance of Properties......................... 47
     SECTION 6.05.  Insurance............................................................................. 47
     SECTION 6.06.  Notices............................................................................... 47
     SECTION 6.07.  Compliance with Contractual Obligations and Laws...................................... 47
     SECTION 6.08.  Access to Books and Inspection........................................................ 48
     SECTION 6.09.  Use of Proceeds....................................................................... 48
     SECTION 6.10.  Environmental Laws.................................................................... 48
     SECTION 6.11.  Additional Collateral and Guaranties.................................................. 49
     SECTION 6.12.  Foreign Collateral Matters............................................................ 50

ARTICLE VII.  NEGATIVE COVENANTS.......................................................................... 50
     SECTION 7.01.  Cash Flow Coverage.................................................................... 50
     SECTION 7.02.  Consolidated Leverage Ratio........................................................... 51
     SECTION 7.03.  Maintenance of Consolidated Net Worth................................................. 51
     SECTION 7.04.  Limitation on Liens................................................................... 51
     SECTION 7.05.  Limitation on Indebtedness............................................................ 53
     SECTION 7.06.  Limitation on Guaranties.............................................................. 54
     SECTION 7.07.  Limitation on Fundamental Changes..................................................... 55
     SECTION 7.08.  Limitation on Sale of Assets.......................................................... 56
     SECTION 7.09.  Limitation on Restricted Payments..................................................... 56
     SECTION 7.10.  Restrictions on Special Purpose Subsidiaries.......................................... 57
     SECTION 7.11.  Limitation on Investments, Loans and Advances......................................... 58
     SECTION 7.12.  Limitation on Optional Payments and Modifications of Debt
               Instruments, Certain Derivative Transactions, etc. ........................................ 59
     SECTION 7.13.  Limitation on Sales and Leasebacks.................................................... 59
     SECTION 7.14.  Limitation on Restrictions on Subsidiary Distributions................................ 60
     SECTION 7.15.  Multiemployer Plans................................................................... 60
     SECTION 7.16.  Limitation on More Restrictive Covenants.............................................. 60
     SECTION 7.17.  Affiliates............................................................................ 60

ARTICLE VIII.  EVENTS OF DEFAULT.......................................................................... 61

ARTICLE IX.  THE ADMINISTRATIVE AGENT..................................................................... 63

                                                                                                         Page
     SECTION 9.01.  Appointment........................................................................... 63
     SECTION 9.02.  Delegation of Duties.................................................................. 64
     SECTION 9.03.  Exculpatory Provisions................................................................ 64
     SECTION 9.04.  Reliance by Administrative Agent...................................................... 64
     SECTION 9.05.  Notice of Default..................................................................... 64
     SECTION 9.06.  Non-Reliance on Agents and Other Lenders.............................................. 65
     SECTION 9.07.  Indemnification....................................................................... 65
     SECTION 9.08.  Administrative Agent in Its Individual Capacity....................................... 66
     SECTION 9.09.  Successor Administrative Agent........................................................ 66
     SECTION 9.10.  Authorization to Release Liens........................................................ 66

ARTICLE X.  MISCELLANEOUS................................................................................. 67
     SECTION 10.01.  Amendments and Waivers............................................................... 67
     SECTION 10.02.  Notices.............................................................................. 67
     SECTION 10.03.  No Waiver; Cumulative Remedies....................................................... 68
     SECTION 10.04.  Survival of Representations and Warranties........................................... 68
     SECTION 10.05.  Payment of Expenses and Taxes........................................................ 68
     SECTION 10.06.  Successors and Assigns; Participations and Assignments............................... 69
     SECTION 10.07.  Adjustments; Set-Off................................................................. 72
     SECTION 10.08.  Counterparts......................................................................... 72
     SECTION 10.09.  Severability......................................................................... 72
     SECTION 10.10.  Integration.......................................................................... 73
     SECTION 10.11.  GOVERNING LAW........................................................................ 73
     SECTION 10.12.  Submission To Jurisdiction; Waivers.................................................. 73
     SECTION 10.13.  Acknowledgements..................................................................... 73
     SECTION 10.14.  WAIVERS OF JURY TRIAL................................................................ 74
     SECTION 10.15.  Release of Collateral................................................................ 74
     SECTION 10.16.  Confidentiality...................................................................... 74

ANNEXES:

Annex A        Alternative Covenants


SCHEDULES:

I             Commitments; Addresses
II            Subsidiaries
III           Existing Liens
IV            Existing Indebtedness and Existing Guaranties
V             Foreign Pledge Agreements

4.19          Perfection Actions
7.08          Excluded Assets

EXHIBITS:

A             Form of Note
B             Form of Domestic Subsidiary Guarantee
C-1           Form of Domestic Pledge Agreement
C-2           Form of Foreign Subsidiary Holding Company Pledge Agreement
C-3           Form of New Pledge Agreement
D-1           Form of Trust Agreement (First Union)
D-2           Form of Trust Agreement (ABN AMRO)
E             Form of Responsible Officer's Certificate
F             Form of Assignment and Acceptance
H-1           Form of Opinion of Associate General Counsel of the Company
H-2           Form of Opinion of Cleary Gottlieb Steen & Hamilton

          LOAN AGREEMENT, dated as of September 30, 1998, among FEDERAL-MOGUL CORPORATION, a Michigan corporation (the "Company"), the several banks and other
                                          -------
financial institutions from time to time parties hereto (the "Lenders") and THE
                                                              -------
CHASE MANHATTAN BANK, a New York banking corporation (as hereinafter defined, the "Administrative Agent"), as administrative agent for the Lenders hereunder.
     --------------------


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Company is party to the Second Amended and Restated Credit Agreement, dated as of December 18, 1997 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), with the
                                           -------------------------
several banks and other financial institutions parties thereto and The Chase Manhattan Bank, as administrative agent;

          WHEREAS, pursuant to the Existing Credit Agreement, credit was extended to the Company, which used the proceeds thereof to finance, inter alia,
                                                                     ----- ----
the acquisition of T & N plc, a company organized under the laws of England (the "T & N Acquisition"), and Fel-Pro Master General Partnership and related
 -----------------
entities and assets (the "Fel-Pro Acquisition"), as well as for working capital
                          -------------------
and other general corporate purposes of the Company and its subsidiaries;

          WHEREAS, pursuant to the Cooper Automotive Acquisition Agreement (as hereinafter defined), the Company is acquiring (as hereinafter defined, the

"Cooper Automotive Acquisition") the Cooper Automotive Division (as hereinafter
------------------------------
defined);

          WHEREAS, (i) to finance, in part, the Cooper Automotive Acquisition, the Company is entering into this Agreement and (ii) to provide additional working capital financing, the Company is entering into the 364-Day Revolving Credit Agreement, dated as of September 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement") with the
                                           ------------------------
lenders parties thereto and The Chase Manhattan Bank, as administrative agent, pursuant to which the lenders parties thereto are making available a revolving credit facility in the aggregate principal amount of $200,000,000; and

          WHEREAS, the Company's obligations under this Agreement will be guaranteed and secured equally and ratably with the Company's obligations under the Existing Credit Agreement and the 364-Day Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                            ARTICLE I.  DEFINITIONS
                                        -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         -------------
following terms shall have the following meanings:

          "Accumulated Funding Deficiency":  any accumulated funding deficiency
           ------------------------------
     within the meaning of Section 412 of the Code or Section 302 of ERISA.

          "Administrative Agent":  Chase, together with its affiliates, as
           --------------------
     arranger of the Commitments and as administrative agent for the Lenders under this Agreement or any successor thereto appointed pursuant to Section 9.09.

          "Affiliate":  of any Person, shall mean any Person that, directly or
           ---------
     indirectly, controls or is controlled by or is under common control with such Person, or in the case of any Lender which is an investment fund, (i) the investment advisor thereof and (ii) any other investment fund having the same investment advisor. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agreement":  this Loan Agreement, as the same may be amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Applicable Margin":  for each Type and Class of Loan, the rate per
           -----------------
     annum set forth under the relevant column heading below:

                             Base
                          Rate Loans   Eurodollar Loans
                          ----------   ----------------
Tranche C Term Loans         1.75%          2.75%
New Interim Term Loans       1.25%          2.25%

          "Asset Sale":  any Disposition of Property or series of related
           ----------
     Dispositions of Property (excluding any such Disposition permitted by clauses (b), (c), (d) and (e) of Section 7.08 as in effect prior to the Covenant Transition Date, and excluding any transfer of assets by the Company or any Subsidiary to the Company or any Subsidiary) which yields gross proceeds to the Company or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $5,000,000.

          "Asset Sale Prepayment Percentage":  100%; provided, that the Asset
           --------------------------------          --------
     Sale Prepayment Percentage shall be (a) 75% with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently ended fiscal quarter was greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00, (b) 50% with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently completed fiscal quarter was greater than or equal to 3.0 to 1.0 but less than 3.5 to 1.0 and (c) 0%, with respect to any Asset Sale consummated when the Consolidated Leverage Ratio as of the end of the most recently completed fiscal quarter was less than 3.0 to 1.0.

          "Assignee":  as defined in Section 10.06(c).
           --------

          "Base Rate":  for any day, a rate per annum (rounded upwards, if
           ---------
     necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Base Rate shall be determined without regard to clause
     (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Base Rate Loans":  Loans for which the applicable rate of interest is
           ---------------
     based upon the Base Rate.

          "Benefitted Lender":  as defined in Section 10.07.
           -----------------

          "Board":  the Board of Governors of the Federal Reserve System (or any
           -----
     successor thereto).

          "Bond Offering":  the offering by the Company from time to time of its
           -------------
     debt securities.

          "Business":  as defined in Section 4.16.
           --------

          "Business Day":  (a) when such term is used in respect of a day on
           ------------
     which a Eurodollar Loan is to be made, an interest rate is to be set in respect thereof or any payment is to be made in respect thereof, such term shall mean a London Banking Day, and (b) when such term is used in any context in this Agreement (including as described in the foregoing clause
     (a)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clause (a), is a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

          "Capital Expenditures":  all expenditures of the Company and its
           --------------------
     Subsidiaries on a consolidated basis for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, including all expenditures under capital leases, all determined in accordance with GAAP.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants or options to purchase any of the foregoing. For all purposes of this Agreement, "Capital Stock" shall include the 11,500,000 shares of 7% Trust Convertible Preferred Securities (Liquidation Amount $50 Per Convertible Preferred Security) issued by Federal-Mogul Financing Trust and guaranteed by the Company upon terms described in the Offering Memorandum issued November 24, 1997 and any other substantially equivalent securities hereafter issued by a financing vehicle for the benefit of the Company, and such Trust Convertible Securities and substantially equivalent securities will be treated as preferred stock of the Company and the Company shall not be deemed to have issued any Indebtedness or Guarantee in connection therewith.

          "Cash Equivalents":  (a) securities with maturities of one year or
           ----------------
     less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's (or an equivalent rating for such foreign securities), (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition, provided that, in the case of any
                                     --------
     investment by a Foreign Subsidiary, "Cash Equivalents" shall also include:
     (i) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (iii) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this definition (including this proviso).

     "Cash Flow Coverage":  for any period, the ratio of (a) Consolidated EBITDA
      ------------------
     less Capital Expenditures, divided by (b) (i) Interest Expenses plus (ii) dividends paid on any class of the Company's Capital Stock in each case determined for such period.

          "Change of Control":  (a) any "person" or "group" within the meaning
           -----------------
     of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 50% of the then outstanding voting stock of the Company other than in a transaction having the approval of the board of directors of the Company at least a majority of which members are Continuing Directors or (b) Continuing Directors shall cease to constitute at least a majority of the directors constituting the board of directors of the Company.

          "Chase":  The Chase Manhattan Bank, a New York banking corporation.
           -----

          "Class":  the collective reference to Loans outstanding under a single
           -----
     Facility.

          "Closing Date":  the date, on or before October 31, 1998, on which the
           ------------
     conditions precedent set forth in Section 5.01 are satisfied or waived in accordance with this Agreement.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all Property of the Loan Parties, now owned or
           ----------
     hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Release Date":  the date of receipt by the Administrative
           -----------------------
     Agent of a written request by the Company to release the Collateral following either (i) the date on which there is in effect either (A) an S&P Bond Rating of at least BBB- or equivalent or (B) a Moody's Bond Rating of at least Baa3 or equivalent or (ii) the date on which the Consolidated Leverage Ratio is less than or equal to 2.0 to 1.0.

          "Commitment":  as to any Lender, the sum of the Tranche C Term Loan
           ----------
     Commitment and the New Interim Term Loan Commitment of such Lender.

          "Commitment Percentage": as to any Lender at any time, the percentage
           ---------------------
     which such Lender's Commitment then constituting the aggregate Commitments of all Lenders.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Company within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          "Company":  as defined in the preamble hereto.
           -------

          "Consolidated Current Assets":  at any date, all amounts (other than
           ---------------------------
     cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

          "Consolidated Current Liabilities":  at any date, all amounts which
           --------------------------------
     would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Company and its Subsidiaries and
     (b) without duplication of clause (a) above and to the extent otherwise included therein, all Indebtedness consisting of Revolving Credit Loans under (and as defined in) the Existing Credit Agreement and the 364-Day Credit Agreement and Multicurrency Loans under (and as defined in) the Existing Credit Agreement.

          "Consolidated EBITDA":  for any period, the sum of (a) the
           -------------------
     consolidated net income (or loss) of the Company and its Subsidiaries for such period before deduction of income and franchise taxes and depreciation, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution, plus
                                                                          ----
     (b) any Interest Expenses reported during such period, plus (c)
                                                            ----
     amortization of Intangible Assets deducted in determining net income for such period, plus, (d) with respect to the calculation of Consolidated
                  ----
     EBITDA for any period which includes any fiscal quarter of the 1998 fiscal year of the Company only, any integration, restructuring and research and development charges taken in any such quarter, provided that the aggregate
                                                    --------
     amount of such integration, restructuring and research and development charges added to Consolidated EBITDA pursuant to this clause (d) shall not exceed $84,000,000, plus, (e) without duplication of any of the foregoing
                         ----
     amounts, with respect to the calculation of Consolidated EBITDA for any period which includes the third or fourth quarters of the 1998 fiscal year of the Company or any fiscal quarter during the 1999 fiscal year of the Company only, any integration and restructuring charges taken in any such quarter relating to the Cooper Automotive Acquisition, provided that the
                                                            --------
     aggregate amount of such integration and restructuring charges added to Consolidated EBITDA pursuant to this clause (e) shall not exceed $126,000,000.

          "Consolidated Leverage Ratio":  as at the last day of any period of
           ---------------------------
     four consecutive fiscal quarters, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided, that for
                                                             --------
     purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of each such
       ---------
     acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

          "Consolidated Net Income":  for any period, the consolidated net
           -----------------------
     income (or loss) of the Company and its Subsidiaries for such period, determined in conformity with GAAP, but excluding the income of any Person (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, until such income has been received by the Company or a Subsidiary in a cash distribution.

          "Consolidated Net Worth":  at any date, shareholders equity
           ----------------------
     (including, but not limited to, Capital Stock, additional paid-in capital and retained earnings after deducting treasury stock and unearned compensation) of the Company and its Subsidiaries on a consolidated basis as at such date determined in accordance with GAAP; provided, that
                                                         --------
     Consolidated Net Worth shall not reflect any additions or deductions resulting from foreign currency translation gains or losses.

          "Consolidated Total Debt":  all Indebtedness of the Company and its
           -----------------------
     Subsidiaries, determined on a consolidated basis.

          "Consolidated Working Capital":  at any date, the excess of
           ----------------------------
     Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

          "Continuing Directors":  the collective reference to (a) all members
           --------------------
     of the board of directors of the Company who have held office continually since September 26, 1997, and (b) all members of the board of directors of the Company who were elected as directors after September 26, 1997 and whose nomination for election by the Company's shareholders was approved by a vote of at least 50% of the Continuing Directors.

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Cooper Automotive Acquisition":  the acquisition of the Cooper
           -----------------------------
     Automotive Division pursuant to the Cooper Automotive Acquisition
     Agreement.

          "Cooper Automotive Acquisition Agreement":  the Purchase and Sale
           ---------------------------------------
     Agreement, dated as of August 17, 1998, between Cooper Industries, Inc. and the Company and certain of the Subsidiaries of the Company.

          "Cooper Automotive Division":  the common stock of Champion Spark Plug
           --------------------------
     Company, Cooper Automotive Company, Moog Automotive Company, Champion Aviation and the common stock of the Related Companies and certain assets and liabilities of the Canadian Division, all as described in the Cooper Automotive Acquisition Agreement.

          "Covenant Transition Date":  the date, on or after the repayment in
           ------------------------
     full of the Interim Term Loans and the New Interim Term Loans, on which the Administrative Agent receives a written notice signed by a Responsible Officer (which notice the Administrative Agent will promptly transmit to each Lender) to the effect that the Company has elected that the covenants set forth in Article VII will be replaced in their entirety by the covenants set forth in Annex A.

          "Default":  any of the events specified in Article VIII whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

          "Default Prepayment Percentage":  at any time, the ratio (expressed as
           -----------------------------
     a percentage) of (a) the sum of (i) the aggregate outstanding principal amount of the New Interim Term Loans at such time plus (ii) the aggregate
                                                       ----
     outstanding principal amount of the Tranche C Term Loans at such time to
     (b) the sum of (i) the amount described in the foregoing clause (a) plus
                                                                         ----
     (ii) the aggregate then-outstanding principal amount of the Term Loans under (and as defined in) the Existing Credit Agreement at such time.

          "Disposition":  with respect to any Property, any sale, lease, sale
           -----------
     and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

          "Dollars":  dollars in lawful currency of the United States of
           -------
     America.

          "$":  dollars in lawful currency of the United States of America.
           -

          "Domestic Pledge Agreement":  the Domestic Pledge Agreement,
           -------------------------
     substantially in the form of Exhibit C-1 (relating to certain Domestic Subsidiaries prior to giving effect to the Cooper Automotive Acquisition).

          "Domestic Subsidiary": any Subsidiary of the Company organized under
           -------------------
     the laws of any jurisdiction within the United States, other than any Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary.

          "Domestic Subsidiary Guarantee":  the Amended and Restated Domestic
           -----------------------------
     Subsidiary Guarantee, substantially in the form of Exhibit B, as the same may from time to time be amended, supplemented or otherwise modified.

          "Effective Date":  September 30, 1998.
           --------------

          "Environmental Laws":  any and all foreign, Federal, state, local or
           ------------------
     municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "ESOP Guaranty":  the Guaranty, dated as of June 30, 1995, as amended,
           -------------
     made by the Company in favor of Bank of America National Trust and Savings Association, as agent under the ESOP Loan Agreement.

          "ESOP Loan Agreement":  the Loan Agreement, dated as of June 30, 1995,
           -------------------
     as amended, among the Federal-Mogul Corporation Salaried Employees' Stock Ownership Trust, as borrower, various financial institutions, as lenders, and Bank of America National Trust and Savings Association, as agent.

          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate":  with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Domestic Reference Lenders as the rate at which such Domestic Reference Lender is offered Dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurodollar Loans":  Loans for which the applicable rate of interest
           ----------------
     is based upon the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                  ------------------------------------------
                   1.00 - Eurocurrency Reserve Requirements


          "Event of Default":  any of the events specified in Article VIII,
           ----------------
     provided that all requirements for the giving of notice, the lapse of time,
     --------
     or both, or any other condition, have been satisfied.

          "Excess Cash Flow":  for any fiscal year of the Company, the excess,
           ----------------
     if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges and/or losses (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) the net increase during such fiscal year (if any) in deferred tax asset or liability accounts of the Company, and (v) the net increase during such fiscal year (if any) in the Company's accrued long-term liability account over (b) the sum, without
                                                   ----
     duplication, of (i) an amount equal to the amount of all non-cash credits and/or gain included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all prepayments of Revolving Credit Loans under (and as defined in) each of the Existing Credit Agreement and the 364-Day Credit Agreement during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments under (and as defined in) the Existing Credit Agreement and the 364-Day Credit Agreement and all prepayments of the Term Loans under (and as defined in) the Existing Credit Agreement and the Loans during such fiscal year (other than mandatory prepayments pursuant to Section 3.04(b), (c) or (d)), (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt of the Company and its Subsidiaries made during such fiscal year (other than payments in respect of any revolving credit facility, to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, (vi) the net decrease during such fiscal year (if any) in deferred tax asset or liability accounts of the Company, (vii) the net decrease during such fiscal year (if any) in the Company's accrued long-term liability account, (viii) the amount of cash dividends paid by the Company during such fiscal year as permitted by this Agreement and (ix) the amount of cash used in connection with acquisitions of all or part of the Capital Stock or assets of any Person, including investments in joint ventures, made by the Company and its Subsidiaries during such fiscal year as permitted by this Agreement.

          "Excess Cash Flow Application Date":  as defined in Section 3.04(d).
           ---------------------------------

          "Excess Cash Flow Prepayment Percentage":  75%; provided, that the
           --------------------------------------         --------
     Excess Cash Flow Prepayment Percentage shall be (a) 50% for any fiscal year in respect of which the Consolidated Leverage Ratio on the last day thereof was greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00 and (b) 0% for any fiscal year in respect of which the Consolidated Leverage Ratio on the last day thereof was less than 3.50 to 1.00.

          "Excluded Foreign Subsidiary":  any Foreign Subsidiary (and any
           ---------------------------
     Domestic Subsidiary which is a Subsidiary of an Excluded Foreign Subsidiary) if the pledge of more than 65% of the Capital Stock of such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) or the execution by such Foreign Subsidiary (or Domestic Subsidiary, as the case may be) of a Subsidiary Guarantee would, in the good faith judgment of the Company, result in adverse tax consequences to the Company or would be unlawful for such Foreign Subsidiary (or Domestic Subsidiary, as the case may be).

          "Existing Accounts Receivable Financing Program":  the collective
           ----------------------------------------------
     reference to (i) the Amended and Restated Pooling and Servicing Agreement dated as of February 1, 1997, among the Receivables Subsidiary, as Seller, the Company, as Servicer, and Chase, as Trustee, (ii) the Series 1997-1 Supplement dated as of February 1, 1997, among the Receivables Subsidiary, as Seller, the Company, as Servicer, and Chase, as Trustee, (iii) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and the Company, as Seller, (iv) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and Carter Automotive Company, Inc., a Delaware corporation, as Seller, (v) the Amended and Restated Receivables Purchase Agreement dated as of February 28, 1997, between the Receivables Subsidiary, as Buyer, and Mather Seal Company, Inc., a Michigan corporation, as Seller, and (vi) all other documents entered into in connection with any of the foregoing, as each of the foregoing are amended, restated, supplemented or otherwise modified from time to time.

          "Existing Credit Agreement":  as defined in the recitals hereto.
           -------------------------

          "Existing Plan":  any Plan existing on the date of this Agreement
           -------------
     without giving effect to any amendment thereof made after the date of this Agreement.

          "Existing Public Securities": the Company's Medium Term Notes and 8.8%
           --------------------------
     Notes outstanding under the Indenture, dated as of August 12, 1994, between the Company and U.S. Bank Trust National Association (as successor to Continental Bank), as trustee.

          "Facility":  each of (a) the Tranche C Term Loan Commitments and the
           --------
     Tranche C Term Loans made thereunder (the "Tranche C Term Loan Facility") and (b) the New Interim Term Loan Commitments and the New Interim Term Loans made thereunder (the "Interim Term Loan Facility").

          "Federal Funds Effective Rate":  for any day, the weighted average of
           ----------------------------
     the rates per annum on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it, in each case rounded up to the nearest 1/100th of 1%.

          "Fel-Pro Acquisition":  as defined in the recitals hereto.
           -------------------

          "Foreign Subsidiary":  any Subsidiary of the Company other than a
           ------------------
     Domestic Subsidiary.

          "Foreign Subsidiary Holding Company Pledge Agreement":  the Pledge
           ---------------------------------------------------
     Agreement, substantially in the form of Exhibit C-2 (relating to the Subsidiary of the Company holding the Capital Stock of certain Foreign Subsidiaries).

          "Funded Debt":  all Indebtedness of the Company and its Subsidiaries
           -----------
     on a consolidated basis maturing one year or more after incurrence thereof or that matures within one year from the date on which it was created, but is renewable or extendible under terms such that under GAAP such Indebtedness would be treated as long-term indebtedness.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America in effect from time to time; provided, that if at any time after
                                             --------
     the date hereof there shall occur any change in respect of such generally accepted accounting principles from those used in the preparation of the audited financial statements referred to in Section 4.01 in a manner which would have a material effect on any matter which is material to Article VII, the Company and the Administrative Agent will, within five Business Days of a notice from the Administrative Agent or the Company, as the case may be, to that effect, commence, and continue in good faith, negotiations with a view towards making appropriate amendments to the provisions hereof acceptable to the Required Lenders, to reflect as nearly as possible the effect of the provisions of Article VII as in effect on the date hereof.

          "Governmental Authority":  any nation or government, any state, or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Gross Cash Proceeds":  in connection with any issuance or sale of
           -------------------
     Capital Stock, the gross cash proceeds of such issuance before deduction for investment banking fees, underwriting discounts and commissions and other fees and expenses incurred in connection therewith.

          "Guaranty":  any guaranty by any Person of Indebtedness or other
           --------
     obligations of any other Person that is not a consolidated subsidiary of such Person or any assurance with respect to the financial condition of any other Person that is not a consolidated subsidiary of such Person (including, without limitation, any purchase or repurchase agreement, any indemnity or any keep-well, take-or-pay, through-put or other arrangement having the effect of assuring or holding harmless any third Person against loss with respect to any Indebtedness or other obligation of such other Person) except endorsements of negotiable instruments for collection in the ordinary course of business.

          "Indebtedness":  with respect to any Person, (a) all indebtedness of
           ------------
     such Person which in accordance with GAAP would be shown as a liability on the balance sheet of such Person and (b) obligations under leases which, in accordance with GAAP, are to be recorded as capital leases; provided,
                                                                 --------
     however, that the term "Indebtedness" shall not include short-term
     -------
     obligations payable to suppliers incurred in the ordinary course of business or indebtedness incurred by a special purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its other Subsidiaries to the extent that such indebtedness is nonrecourse to the Company and each such other Subsidiary and is not required under GAAP to be reflected on the consolidated balance sheet of the Company.

          "Indentures":  (i) the Indenture, dated as of August 12, 1994, between
           ----------
     the Company and U.S. Bank Trust National Association (as successor to Continental Bank), as trustee and (ii) the Indenture, dated as of June 29, 1998, between the Company and The Bank of New York, as trustee, each as subsequently amended in accordance with the terms hereof and thereof.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intangible Assets":  assets having no physical existence and that, in
           -----------------
     conformity with GAAP, should be classified as intangible assets, including, without limitation, patents, patent rights, trademarks, trade names, copyrights, franchises, licenses, customer lists, organizational expenses and goodwill.

          "Intellectual Property":  as defined in Section 4.09.
           ---------------------

          "Interest Expenses":  with respect to any period, the aggregate of all
           -----------------
     interest expense reported by the Company and its Subsidiaries in accordance with GAAP during such period. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under this Agreement (other than fees and costs which may be capitalized as transaction costs in accordance with GAAP), any discount in respect of sales of accounts receivable and/or related contract rights and the interest portion of capitalized lease payments during such period, all as determined in accordance with GAAP.

          "Interest Payment Date":  (a) as to any Base Rate Loan, the last day
           ---------------------
     of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, (i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period.

          "Interest Period":  with respect to any Eurodollar Loan:
           ---------------

               (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, or six or (if available) twelve months thereafter, as selected by the Company in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or (if applicable) twelve months thereafter, as selected by the Company by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods
     --------
     are subject to the following:

                    (i) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                    (ii) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                    (iii) the Company shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

          "Interim Term Loans":  the Interim Term Loans under (and as defined
           ------------------
     in) the Existing Credit Agreement.

          "Investments":  as defined in Section 7.11 (as in effect prior to the
           -----------
     Covenant Transition Date).

          "Lenders":  as defined in the preamble hereto.
           -------

          "Lien":  (i)  any judgment lien or execution, attachment, levy,
           ----
     distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, assignment, lien, charge, encumbrance or other security interest of any kind or nature whatsoever (including, without limitation, the interest of the lessor under any capital lease and the interest of the seller under any conditional sale or other title retention agreement), which secures or purports to secure any Indebtedness or other indebtedness or obligations.

          "Loan Documents":  this Agreement, any Notes, the Security Documents,
           --------------
     the Subsidiary Guarantees and the Trust Agreements.

          "Loan Parties":  the Company and each Subsidiary of the Company which
           ------------
     is a party to a Loan Document.

          "Loans":  the collective reference to the New Interim Term Loans and
           -----
     the Tranche C Term Loans.

          "London Banking Day":  any day on which banks in London are open for
           ------------------
     general banking business, including dealings in foreign currency and exchange.

          "Majority Facility Lenders":  with respect to any Facility, the
           -------------------------
     holders of more than 50% of the aggregate unpaid principal amount of the Loans outstanding under such Facility.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or any of the Notes or any of the other Loan Documents to which it is a party or (c) the validity or enforceability of this Agreement or any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Material Environmental Amount":  an amount payable by the Company
           -----------------------------
     (net of the proceeds of any applicable insurance and amount reasonably expected to be paid by Persons that are not Affiliates of the Company and that are jointly liable with the Company in respect of such amount) and/or its Subsidiaries in excess of $20,000,000 in any year or $100,000,000 in the aggregate for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date":  the date which is eighteen months after the Closing
           -------------
     Date.

          "Minority Interest":  the minority interest of Persons other than the
           -----------------
     Company and its Subsidiaries in the Company's Subsidiaries as shown from time to time in the most recent consolidated balance sheet of the Company and its Subsidiaries.

          "Moody's Bond Rating":  for any day, the rating of the Company's
           -------------------
     senior long-term unsecured debt by Moody's Investor Service, Inc. ("Moody's") in effect at 11:00 A.M., New York City time, on such day.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA or any successor statute.

          "Net Cash Proceeds":  (a) in connection with any Asset Sale or any
           -----------------
     Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), including any taxes resulting from the transfer of the proceeds of such sale to the Company and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "Netherlands BV I":  Federal-Mogul Holdings B.V., a Netherlands
           ----------------
     corporation.

          "Netherlands BV II":  Federal-Mogul Global B.V., a Netherlands
           -----------------
     corporation.

          "Netherlands BV III":  Federal-Mogul Investments B.V., a Netherlands
           ------------------
     corporation.

          "Netherlands BV IV":  Federal-Mogul Growth B.V., a Netherlands
           -----------------
     corporation

          "New Domestic Pledge Agreement":  the Pledge Agreement, substantially
           -----------------------------
     in the form of Exhibit C-3 (relating to certain Domestic Subsidiaries acquired in the Cooper Automotive Acquisition).

          "New Interim Term Loan":  as defined in Section 2.01.
           ---------------------

          "New Interim Term Loan Commitment":  as to each New Interim Term Loan
           --------------------------------
     Lender, the obligation of such Lender, if any, to make a New Interim Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "New Interim Term Loan Commitment" opposite such Lender's name on Schedule I.

          "New Interim Term Loan Exposure":  as to any New Interim Term Loan
           ------------------------------
     Lender at any time, the sum of (a) the aggregate outstanding principal amount of the New Interim Term Loans of such New Interim Term Loan Lender and (b) the undrawn amount of such New Interim Term Loan Lender's New Interim Term Loan Commitment.

          "New Interim Term Loan Lender":  each Lender which has a New Interim
           ----------------------------
     Term Loan Commitment or which has made a New Interim Term Loan.

          "New Interim Term Loan Percentage":  as to any Lender at any time, the
           --------------------------------
     percentage which such Lender's New Interim Term Loan Exposure then constitutes of the aggregate New Interim Term Loan Exposures.

          "Non-Excluded Taxes":  as defined in Section 3.11(a).
           ------------------

          "Notes":  as defined in Section 2.02.
           -----

          "Participants":  as defined in Section 10.06(b).
           ------------

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA or any successor corporation.

          "Person":  an individual, partnership, corporation, business trust,
           ------
     joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  at a particular time, any employee benefit plan which is
           ----
     covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "Pledge Agreements":  the collective reference to (i) the Domestic
           -----------------
     Pledge Agreement, (ii) the New Domestic Pledge Agreement, (iii) the Foreign Subsidiary Holding Company Pledge Agreement, (iv) the Pledge Agreements described on Schedule V and (v) other pledge agreements in form and substance reasonably satisfactory to the Administrative Agent pursuant to which shares of Subsidiaries may be pledged from time to time, in each case, as the same may be amended, supplemented or otherwise modified.

          "Pledged Stock":  the Capital Stock pledged pursuant to a Pledge
           -------------
     Agreement.

          "Prime Rate":  the rate of interest per annum publicly announced from
           ----------
     time to time by Chase as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced). The Prime Rate is not intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors.

          "Pro Forma Balance Sheet":  as defined in Section 4.01(b).
           -----------------------

          "Prohibited Transaction":  any "prohibited transaction" as defined in
           ----------------------
     Section 406 of ERISA or Section 4975 of the Code.

          "Properties":  as defined in Section 4.16(a).
           ----------

          "Property":  any right or interest in or to property of any kind
           --------
     whatsoever, whether real, personal or mixed and whether tangible or intangible, including without limitation, Capital Stock.

          "Receivables Subsidiary":  Federal-Mogul Funding Corporation, a
           ----------------------
     Michigan corporation.

          "Recovery Event":  any settlement of or payment in respect of any
           --------------
     property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

          "Reference Lenders":  Chase and two other Lenders selected by Chase
           -----------------
     and the Company.

          "Register":  as defined in Section 10.06(d).
           --------

          "Reinvestment Deferred Amount":  with respect to any Reinvestment
           ----------------------------
     Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith which are not applied to prepay the Loans pursuant to Section 3.04(e) as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event":  any Asset Sale or Recovery Event in respect of
           ------------------
     which the Company has delivered a Reinvestment Notice.

          "Reinvestment Notice":  a written notice executed by a Responsible
           -------------------
     Officer stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business.

          "Reinvestment Prepayment Amount":  with respect to any Reinvestment
           ------------------------------
     Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Company's business.

          "Reinvestment Prepayment Date":  with respect to any Reinvestment
           ----------------------------
     Event, the earlier of (a) the date occurring one year after such Reinvestment Event (provided, that in the case of a Recovery Event, a Reinvestment Prepayment Date shall not occur under this clause (a) in respect of the portion of the proceeds of such Recovery Event that will be applied to the repair or reconstruction of the affected assets so long as within one year after the date of such Recovery Event the Company has commenced repair or reconstruction in respect of the affected assets) and
     (b) the date on which the Company shall have determined not to acquire assets useful in the Company's business with all or any portion of the relevant Reinvestment Deferred Amount.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Replacement Lender":  a bank or financial institution (other than a
           ------------------
     Subsidiary of the Company) acceptable to the Administrative Agent and the Company.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA or the regulations thereunder.

          "Required Lenders":  the holders of more than 50% of (a) until the
           ----------------
     date on which all Commitments are terminated, the aggregate undrawn amount of the Commitments and (b) thereafter, the aggregate unpaid principal amount of the Loans.

          "Required Prepayment Lenders":  the Majority Facility Lenders in
           ---------------------------
     respect of each of the Tranche C Term Loan Facility and the New Interim Term Loan Facility.

          "Requirement of Law":  as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  the chief executive officer, the president,
           -------------------
     the chief financial officer, the treasurer, any assistant treasurer or the controller of the Company.

          "Secured Obligations":  as defined in each Security Document, as
           -------------------
     applicable.

          "Secured Reimbursement Obligations":  at any time, the aggregate
           ---------------------------------
     undrawn face amount of, plus the aggregate unreimbursed amount of all drawings under, all letters of credit issued by any Lender for the account of the Company, other than any such letter of credit in respect of which the issuing Lender shall have delivered a written acknowledgement to the Administrative Agent to the effect that the obligations of the account party in respect of such letter of credit shall not be secured pursuant to the Security Documents or guaranteed pursuant to a Subsidiary Guarantee.

          "Security Documents":  the collective reference to the Pledge
           ------------------
     Agreements, the Trust Agreements, and all other security documents hereafter delivered to the

     Administrative Agent (or any Trustee, as the case may be) granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document, as any of the foregoing may be amended, supplemented or otherwise modified.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Solvent":  when used with respect to any Person, means that, as of
           -------
     any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Special Purpose Subsidiaries":  the collective reference to U.S.
           ----------------------------
     Finance Subsidiary I, U.S. Finance Subsidiary II, U.S. Finance Subsidiary III, Netherlands BV I, Netherlands BV II, Netherlands BV III, Netherlands BV IV, U.K. Acquisition I and U.K. Acquisition II.

          "S&P Bond Rating":  for any day, the rating of the Company's senior
           ---------------
     long-term unsecured debt by Standard & Poor's Ratings Service ("S&P") in effect at 11:00 A.M., New York City time, on such day.

          "Subordinated Debt":  unsecured Indebtedness of the Company having a
           -----------------
     final maturity date at least 91 days after the final maturity date of the Tranche B Term Loans (as defined in the Existing Credit Agreement) and a weighted average life at least as long as the weighted average life of the Tranche B Term Loans, and having subordination terms acceptable to the Administrative Agent, acting reasonably.

          "Subsidiary":  at any particular time, any Person which could be
           ----------
     included as a consolidated subsidiary of the Company in the financial statements prepared and filed with the Company's annual reports on Form 10-K under the Securities Exchange Act of 1934, as amended, if such financial statements were prepared at, and as of, such time. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

     "Subsidiary Guarantees":  the collective reference to the Domestic
      ---------------------
     Subsidiary Guarantee and the U.K. Acquisition I Guarantee, and any other guarantee by a Subsidiary of the Indebtedness and obligations of the Company hereunder that may be executed and delivered to the Administrative Agent hereunder.

          "T & N plc":  T & N plc, a company organized under the laws of
           ---------
     England.

          "T&N Industries":  T&N Industries, Inc., a Delaware corporation.
           --------------

          "364-Day Credit Agreement":  are defined in the recitals hereto.
           ------------------------

          "Tranche":  the collective reference to Eurodollar Loans of any Class
           -------
     the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Tranche C Term Loan":  as defined in Section 2.01.
           -------------------

          "Tranche C Term Loan Commitment":  as to any Tranche C Term Loan
           ------------------------------
     Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche C Term Loan Commitment" opposite such Lender's name on Schedule I.

          "Tranche C Term Loan Exposure":  as to any Tranche C Term Loan Lender
           ----------------------------
     at any time, the sum of (a) the aggregate outstanding principal amount of the Tranche C Term Loans of such Tranche C Term Loan Lender and (b) the undrawn amount of such Tranche C Term Loan Lender's Tranche C Term Loan Commitment.

          "Tranche C Term Loan Lender":  each Lender which has a Tranche C Term
           --------------------------
     Loan Commitment or which has made a Tranche C Term Loan.

          "Tranche C Term Loan Percentage":  as to any Lender at any time, the
           ------------------------------
     percentage which such Lender's Tranche C Term Loan Exposure then constitutes of the aggregate Tranche C Term Loan Exposures.

          "Transferee":  as defined in Section 10.06(f).
           ----------

          "Trust Agreement":  each of (or, as the context may require, both of)
           ---------------
     (i) the Amended and Restated Trust Agreement, dated as of September 30, 1998, among the Company, certain Subsidiaries of the Company, and First Union National Bank, as Trustee and (ii) the Amended and Restated Trust Agreement, dated as of September 30, 1998, among the Company, certain Subsidiaries of the Company, and ABN AMRO Trust Company (Jersey) Limited, in each case as amended, amended and restated, supplemented or otherwise modified from time to time.

          "Trustee":  each of First Union National Bank and ABN AMRO Trust
           -------
     Company (Jersey) Limited, in their respective capacities as Trustee under a Trust Agreement, as the context may require.

          "Type":  as to any Loan, its nature as a Base Rate Loan or a
           ----
     Eurodollar Loan.

          "U.K. Acquisition I":  F-M UK Holding Limited, a company organized
           ------------------
     under the laws of England.

          "U.K. Acquisition I Guarantee": the Guarantee to be made on or prior
           ----------------------------
     to the Closing Date by U.K. Acquisition I in favor of Chase, as amended, amended and restated, supplemented or otherwise modified from time to time.

          "U.K. Acquisition II":  Federal-Mogul Global Growth Limited, a company
           -------------------
     organized under the laws of England.

          "U.S. Dollars":  dollars in lawful currency of the United States of
           ------------
America.

          "U.S. Finance Subsidiary I":  Federal-Mogul Dutch Holdings Inc., a
           -------------------------
     Delaware corporation.

          "U.S. Finance Subsidiary II":  Federal-Mogul Global Inc., a Delaware
           --------------------------
     corporation.

          "U.S. Finance Subsidiary III": Federal-Mogul U.K. Holdings Inc., a
           ---------------------------
     Delaware corporation.

          "Wholly Owned Subsidiary":  as to any Person, any other Person all of
           -----------------------
     the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

          SECTION 1.02.  Other Definitional Provisions.  (a)  Unless otherwise
                         -----------------------------
specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in
Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                 ARTICLE II.   AMOUNT AND TERMS OF COMMITMENTS
                               -------------------------------

          SECTION 2.01.  Commitments.  Subject to the terms and conditions
                         -----------
hereof, (a) each Tranche C Term Loan Lender severally agrees to make a term loan (collectively as to all the Lenders, the "Tranche C Term Loans") to the Company in a principal amount not to exceed the amount of the Tranche C Term Loan Commitment of such Lender and (b) each New Interim Term Loan Lender severally agrees to make a term loan (collectively as to all the Lenders, the "New Interim Term Loans") to the Company in a principal amount not to exceed the amount of the New Interim Term Loan Commitment of such Lender. The Loans shall be made on the Closing Date. The Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.03 and 3.02.

          SECTION 2.02.  Repayment of Loans; Evidence of Debt.  (a)  The Tranche
                         ------------------------------------
C Term Loan of each Tranche C Lender shall mature in 29 consecutive quarterly installments, commencing on September 30, 1999 and ending on September 30, 2006, the first 28 of which shall be equal to such Lender's Tranche C Term Loan Percentage multiplied by $250,000 and the final installment of which shall be equal to such Lender's Tranche C Term Loan Percentage multiplied by the principal amount of the Tranche C Term Loans then outstanding.

          (b) The New Interim Term Loan of each New Interim Term Loan Lender shall mature and be payable in full on the Maturity Date.

          (c) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lenders the principal amount of each Loan of such Lender in installments according to the provisions set forth in paragraphs (a) and (b) above, as applicable (or on such earlier date on which the Loans become due and payable pursuant to Article VIII). The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 3.01.

          (d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from the Loans of such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time in respect of such Loans under this Agreement.

          (e) The Administrative Agent, on behalf of the Company, shall maintain the Register pursuant to Section 10.06(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of the Loans made by such Lender hereunder and any Note evidencing such Loans, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the

Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

          (f) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.02(d) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the Company therein recorded; provided, however, that the failure
                                             --------  -------
of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Loans of such Lender in accordance with the terms of this Agreement.

          (g) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing the Loan of such Lender, substantially in the form of Exhibit A, with appropriate insertions as to date and principal amount (a "Note").
           ----

          SECTION 2.03.  Procedure for Borrowing.  The Company may borrow the
                         -----------------------
Loans on the Closing Date, provided that the Company shall give the
                           --------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the Closing Date, if all or any part of the Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Closing Date, otherwise), specifying in each case (i) the amount to be borrowed,
(ii) the requested Closing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Periods therefor. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 A.M., New York City time, on the Closing Date each Lender shall make the amount of the Loans to be made by it on such Borrowing Date available to the Administrative Agent at its New York office specified in Section 10.02 in U.S. Dollars and in immediately available funds. The Administrative Agent shall on such date credit the account of the Company on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.


            ARTICLE III.  GENERAL PROVISIONS APPLICABLE TO THE LOANS
                          ------------------------------------------

          SECTION 3.01.  Interest Rates and Payment Dates.  (a)  Each Eurodollar
                         --------------------------------
Loan of each Class shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin for such Class of Loans in effect for such day.

          (b) Each Base Rate Loan of each Class shall bear interest for each day that it is outstanding at a rate per annum equal to the Base Rate for such day plus the Applicable Margin for such Class of Loans in effect for such day.

          (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or, if higher, the rate described in paragraph (b) of this Section plus 2%.

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section
      --------
shall be payable from time to time on demand.

          SECTION 3.02.  Conversion and Continuation Options.  (a)  The Company
                         -----------------------------------
may elect from time to time to convert outstanding Eurodollar Loans of any Class (in whole or in part) to Base Rate Loans of the same Class by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be
               --------
made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert outstanding Base Rate Loans (in whole or in part) of any Class to Eurodollar Loans of the same Class by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be converted as provided herein, provided that (i) no Base Rate Loan
                                           --------
may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 3.03 shall not have been violated and (iii) no Base Rate Loan of any Class may be converted into a Eurodollar Loan after the date that is one month prior to the date of final maturity of the Loans of such Class.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loans in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.01, provided that no Eurodollar
                                                  --------
Loan of any Class may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such continuation is not appropriate, (ii) if, after giving effect thereto, Section 3.03 would be contravened or (iii) after the date that is one month prior to the date of final maturity of the Loans of such Class, and provided, further, that if the Company shall fail to
                         --------  -------
give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to Base Rate Loans of the same Class on the last day of such then expiring Interest Period.

          SECTION 3.03.  Minimum Amounts of Tranches.  All conversions and
                         ---------------------------
continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, immediately after giving effect thereto, (a) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) there shall not be more than four Tranches at any one time outstanding.

          SECTION 3.04.  Optional and Mandatory Prepayments.  (a)  The Company
                         ----------------------------------
may at any time and from time to time prepay Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the Administrative Agent (in the case of Base Rate Loans), specifying the date and amount of prepayment, which Class of Loans will be prepaid, and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon the receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 3.12. Optional partial prepayments of Loans shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (b) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if any Capital Stock or Indebtedness (other than Indebtedness permitted by paragraphs (a) through (c), paragraphs (f) through (g) and paragraphs (i) through (j) of Section 7.05 as in effect prior to the Covenant Transition Date) shall be issued or incurred by the Company or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence, first, toward the
                                                       -----
prepayment of the New Interim Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the New Interim Term Loans are made, toward the reduction of the New Interim Term Loan Commitment and second,
                                                                       ------
toward the prepayment of (i) the Tranche C Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the Tranche C Term Loans are made, toward the reduction of the Tranche C Term Loan Commitment and
(ii) the Term Loans under (and as defined in) the Existing Credit Agreement pursuant to Section 6.04 thereof, ratably based on the outstanding principal amounts thereof; provided that, notwithstanding the foregoing:
                 --------

               (i) after repayment in full of all New Interim Term Loans and termination of the New Interim Term Loan Commitment, the Company shall not be required to make mandatory prepayments with the proceeds of Subordinated Debt;

               (ii) the Company shall not be required to make mandatory prepayments with the proceeds of Capital Stock issued to employees pursuant to stock option plans or similar arrangements, or Capital Stock issued as consideration for acquisitions made by the Company and its Subsidiaries;

               (iii) after repayment in full of all New Interim Term Loans and termination of the New Interim Term Loan Commitment, the Company shall not be required to make mandatory prepayments with proceeds of issuance by the Company of Capital Stock; and

               (iv) after the Collateral Release Date, the Company shall not be required to make mandatory prepayments with the proceeds of any Indebtedness.

          (c) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if on any date the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, (i) 100% of the Net Cash Proceeds thereof shall be applied toward the prepayment of the New Interim Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the New Interim Term Loans are made, toward the reduction of the New Interim Term Loan Commitment and (ii) after repayment in full of all New Interim Term Loans and termination of the New Interim Term Loan Commitment, the Asset Sale Prepayment Percentage of such Net Cash Proceeds shall be applied on such date toward the prepayment of (i) the Tranche C Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the Tranche C Term Loans are made, toward the reduction of the Tranche C Term Loan Commitment and (ii) the Term Loans under (and as defined in) the Existing Credit Agreement pursuant to Section 6.04 thereof, ratably based on the outstanding principal amounts thereof; provided, that, notwithstanding the foregoing, (A)
                           --------
the aggregate Net Cash Proceeds of Asset Sales that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $35,000,000 in any fiscal year of the Company and (B) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied, first, toward the
                                                             -----
prepayment of the New Interim Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the New Interim Term Loans are made, toward the reduction of the New Interim Term Loan Commitment and second,
                                                                       ------
toward the prepayment of (i) the Tranche C Term Loans or, in the case of any such Net Cash Proceeds received prior to the date on which the Tranche C Term Loans are made, toward the reduction of the Tranche C Term Loan Commitment and
(ii) the Term Loans under (and as defined in) the Existing Credit Agreement pursuant to Section 6.04 thereof, ratably based on the outstanding principal amounts thereof; and provided, further that Net Cash Proceeds of any Asset Sale
                     --------
made by T & N plc or its Subsidiaries in order to comply with antitrust requirements shall not be required to be applied toward prepayment of the Loans or the Term Loans under and as defined in the Existing Credit Agreement until the date which is six months after the date of such Asset Sale.

          (d) Unless the Required Prepayment Lenders and the Required Lenders shall otherwise agree, if, for any fiscal year of the Company commencing with the fiscal year ending December 31, 1999, there shall be Excess Cash Flow, the Company shall on the relevant Excess Cash Flow Application Date, apply the Excess Cash Flow Prepayment Percentage of such Excess Cash Flow first, toward
                                                                -----
the prepayment of the New Interim Term Loans and second, toward the prepayment
                                                 ------
of the Tranche C Term Loans and the Term Loans under (and as defined in) the Existing Credit Agreement pursuant to Section 6.04 thereof, ratably based on the outstanding principal amounts thereof. Each such prepayment shall be made on a date (an "Excess Cash Flow Application Date") no later than five days after the earlier of (i) the date on which the financial statements of the Company referred to in Section 6.01(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

          (e) Each prepayment of Loans pursuant to this Section 3.04 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 3.12 in connection with such prepayment.

          (f) Prepayments of any Class of Loans pursuant to this Section 3.04 shall be applied first, to prepay Base Rate Loans of such Class then outstanding
                 -----
and second, to prepay Eurodollar Loans of such Class then outstanding.  Optional
    ------
and mandatory prepayments of the Tranche C Term Loans shall be applied to the installments thereof in inverse order of scheduled maturity.

          (g) Notwithstanding anything to the contrary in paragraphs (b), (c) and (d) of this Section 3.04, if a Default or Event of Default under (and as defined in) the Existing Credit Agreement shall have occurred and be continuing on the date on which any mandatory prepayment is to be made pursuant to this
Section 3.04, only the Default Prepayment Percentage of the amount of such prepayment shall be applied to prepay the New Interim Term Loans and the Tranche C Term Loans, and the remainder of such prepayment shall be applied to prepay the Term Loans under (and as defined in) the Existing Credit Agreement pursuant to Section 6.04 thereof.

          SECTION 3.05.  Fees.  (a)  The Company agrees to pay to the
                         ----
Administrative Agent, for the account of each Lender, a fee for the period from the Effective Date to but excluding the Closing Date at a rate per annum equal to 0.50% on the aggregate amount of such Lender's Commitment. Such fee shall be payable on the Closing Date.

          (b) The Company shall pay (without duplication of any other fee payable under this Section 3.05) to Chase, for its own account, fees in the amounts and on the dates separately agreed to by the Company and Chase.

          (c) The Company shall (without duplication of any other fee payable under this Section 3.05) pay to the Administrative Agent, for its own amount, fees in the amounts and on the dates separately agreed to by the Company and the Administrative Agent.

          SECTION 3.06.  Computation of Interest.  (a)  Interest based on the
                         -----------------------
Eurodollar Rate or (when it is based on the Federal Funds Effective Rate) the Base Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest (other than as specified above) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the
Company and the Lenders of each determination of a Eurodollar Rate.   Any change
in the interest rate on a Loan resulting from a change in the Base Rate or a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective provided that such change becomes effective prior to 5:00 p.m., New York City time, on such day. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change in the Base Rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Company or any Lender, deliver to the Company or such Lender a statement showing in reasonable detail the quotations and calculations used by the Administrative Agent in determining any interest rate pursuant to Section 3.01(a).

          (c) If any Reference Lender shall for any reason no longer have any Loans, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (after consultation with the Company and the Lenders) shall, by notice to the Company and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

          (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of Section 3.07, be determined on the basis of the quotations of the remaining applicable Reference Lenders or Reference Lender, as applicable.

          SECTION 3.07.  Inability to Determine Interest Rate.  If prior to the
                         ------------------------------------
first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that, by reason of circumstances affecting the eurodollar market generally, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining their Eurodollar Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Company and the Lenders as soon as practicable thereafter. If such notice is given (i) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans, and
(iii) any outstanding Eurodollar Loans shall be converted on the first day of such Interest Period to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Company have the right to convert Base Rate Loans to Eurodollar Loans.

          SECTION 3.08.  Pro Rata Treatment and Payments.  (a) (i)  Each
                         -------------------------------
borrowing by the Company of Loans hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Tranche C Term
                             --- ----
Loan Percentages or New Interim Term Loan Percentages, as the case may be, of the relevant Lenders. Each payment (other than any optional prepayment) by the Company on account of principal of and interest on the Loans shall be made pro rata according to the respective principal
                           --- ----
amounts thereof then due and owing to each Lender. Each payment (including each prepayment) by the Company on account of principal of and interest on the Loans under a particular Facility shall be made pro rata according to the respective
                                          --- ----
outstanding principal amounts of the Loans under such Facility then held by the Lenders. Amounts prepaid may not be reborrowed.

          (ii) All payments (including prepayments) to be made by the Company hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in
Section 10.02, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

          (iii) If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Except as provided in Section 3.04(g), all optional prepayments and mandatory prepayments of the Loans shall be applied first to the repayment of the New Interim Term Loans until repaid in full prior to any application to the Tranche C Term Loans.

          (c) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Closing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Closing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of the Closing Date, the Company shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to the Company at the rate per annum applicable to Base Rate Loans hereunder) to the Administrative Agent not later than three Business Days after receipt of written notice from the Administrative Agent specifying such Lender's share of such borrowing that was not made available to the Administrative Agent.

          SECTION 3.09.  Illegality.  Notwithstanding any other provision
                         ----------
herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) such Lender shall immediately notify the Company and the Administrative Agent, (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.12.

          SECTION 3.10.  Requirements of Law.  (a)  If the adoption of or any
                         -------------------
change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, made subsequent to the date hereof:

               (i) shall subject such Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Eurodollar Loan made by it or its obligation to make any Eurodollar Loan or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 3.11 and changes in rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

               (iii)    shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company shall promptly pay such Lender, upon its demand, any additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it becomes so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Company (with a copy to the Administrative Agent) of a prompt written request therefor, the Company shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c)  No Lender shall be entitled to compensation under this Section
3.10 for any costs incurred or reductions suffered with respect to any date that it has such costs unless it shall have notified the Company that it will demand compensation for such costs or reductions under paragraph (a) or (b) above, not more than 120 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions; provided that the foregoing shall in no way operate in derogation of the undertaking contained in the penultimate sentence of this paragraph (c). Notwithstanding any other provision of this Section 3.10, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstances that will lead to a claim under this Section 3.10 has occurred or will occur, such Lender will use its best efforts to so notify the Company; provided, that any failure to provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 3.10, but without prejudice to any claims of the Company for compensation for actual damages sustained as a result of any failure to observe this undertaking. The agreements of this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          SECTION 3.11.  Taxes.  (a)  All payments of principal and interest
                         -----
made by the Company under this Agreement and any Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement, provided, however, that the Company shall
                                     --------  -------
not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter the Company shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Company shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

               (i) in the case of a Lender other than a Lender described in subsection 3.11(b)(ii);

               (A) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes; and

               (B) deliver to the Company and the Administrative Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Administrative Agent and the Company; and

               (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent; and

               (D)  file amendments to such forms as and when required; and

               (ii) in the case of a Lender that is not a "bank" under Section 881(c)(3)(A) of the Code and that is legally unable to comply with the requirements of subsection 3.11(b)(i);

               (A) at least five Business Days before the date of the initial payment to be made by the Company under this Agreement to such Lender, deliver to the Company and the Administrative Agent (I) a statement that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form; and

               (B) deliver to the Company and the Administrative Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form at least five Business Days on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company or upon the request of the Company or the Administrative Agent; and

               (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Company and the Administrative Agent; and

               (D)  file amendments to such forms as and when required;

unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent; provided, however,
                                                            --------
that the Company may rely upon such forms provided to the Company for all periods prior to the occurrence of such event. Each Person that shall become a Lender or a Participant pursuant to Section 10.06 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of
                                                  --------
such Participant, the obligations of such Participant pursuant to this Section 3.11(b) shall be determined as if such Participant were a Lender, except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

          (c) No Lender shall be entitled to payment under this Section 3.11 unless it shall have notified the Company that it will demand such payment not more than 120 days after the date on which it shall become aware that it was entitled to such payment provided that such notice requirement shall in no way
                          --------
operate in derogation of the undertaking contained in the second following sentence of this Section 3.11(c). Notwithstanding any other provision of this
Section 3.11, no Lender shall demand any payment under this Section 3.11 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. In the event that any Lender determines that any event or circumstance that will lead to a claim by it under this Section 3.11 has occurred or will occur, such Lender will use its best efforts to so notify the Company provided that any failure to provide such notice shall in no way impair
        --------
the rights of any Lender to demand and receive compensation under this Section 3.11, but without prejudice to any claims of the Company for failure to observe this undertaking.

          SECTION 3.12.  Indemnity.  The Company agrees to indemnify each Lender
                         ---------
and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Company in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by the Company in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Company has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Company in making any prepayment after the Company has given a notice thereof in accordance with the provisions of this Agreement or (d) the making by the Company of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. All payments required to be made by the Company to any Lender under this Section 3.12 shall be made no later than 30 days after receipt by the Company of a written notice from such Lender setting forth in reasonable detail the basis upon which such Lender is entitled to receive such payments. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          SECTION 3.13.  Use of Proceeds.  The proceeds of the Loans shall be
                         ---------------
used to finance the Cooper Automotive Acquisition and to pay related fees and expenses.

          SECTION 3.14.  Change of Lending Office; Replacement of Lenders. (a)
                         ------------------------------------------------
Each Lender agrees that if it makes any demand for payment under Section 3.10 or 3.11, or if any adoption or change of the type described in Section 3.09 shall occur with respect to it, it shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Company to make payments under Section 3.10 or 3.11, or would eliminate or reduce the effect of any adoption or change described in
Section 3.09.

          (b)  If at any time any Lender makes any demand for payment under
Section 3.10 or 3.11 as a result of any condition described in any such Section, then the Company may, if such condition continues to exist after such Lender shall have used reasonable efforts pursuant to paragraph (a) of this Section
3.14 and on 10 Business Days' prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall) assign pursuant to Section 10.06(c) all of its rights and obligations under this Agreement to another Lender or other bank or financial institution selected by the Company and acceptable to the Administrative Agent for a purchase price equal to the outstanding principal amount of all Loans, accrued interest, fees and other amounts owing to such Lender; provided that (i) the
                                                       --------
Company shall have no right to replace the Administrative Agent, (ii) neither the Administrative Agent nor any Lender shall have any obligation to the Company to find a replacement Lender or other bank or financial institution, (iii) such replacement must take place no later than 180 days after such Lender shall have made any such demand for payment, (iv) in no event shall any Lender hereby replaced be required to pay or surrender to such replacement Lender or other bank or financial institution any of the fees received by such Lender pursuant to this Agreement, (v) the Company shall pay such amounts demanded under Section
3.10 or 3.11 to such Lender, together with any amounts as may be required pursuant to Section 3.12, prior to such Lender being replaced and the payment of such amounts shall be a condition to the replacement of such Lender and (vi) such Lender shall not be required to pay any fees required by Section 10.06(e) in connection with such replacement, which fees shall be paid by the Company.


                  ARTICLE IV.   REPRESENTATIONS AND WARRANTIES
                                ------------------------------

          The Company represents and warrants to the Administrative Agent and each Lender that:

          SECTION 4.01.  Financial Condition.  (a)  The consolidated balance
                         -------------------
sheets of the Company and its consolidated Subsidiaries as at December 31, 1996 and December 31, 1997, respectively, and the related consolidated statements of earnings, cash flows and shareholders' equity for the fiscal years ended on such dates, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1998 and the related unaudited consolidated statements of earnings and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries (taken as a whole) had, at the date of the most recent balance sheet referred to above, any material Guaranty, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as disclosed in filings with the Securities and Exchange Commission made by the Company on or prior to September 10, 1998, during the period from December 31, 1997 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1997, other than any such sale, transfer or other disposition or purchase or acquisition that would have been permitted by this Agreement if this Agreement had been in effect at all times during such period.

          (b)  The unaudited projected pro forma consolidated balance sheet of
                                       --- -----
the Company and its consolidated Subsidiaries as at December 31, 1998 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared after giving effect on a projected basis to (i) the consummation of the Cooper Automotive Acquisition, (ii) the Loans to be made hereunder and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing.
The Pro Forma Balance Sheet has been prepared based on the best information available to the Company as of the date of delivery thereof, and presents fairly on a projected pro forma basis the estimated financial position of the Company
               --- -----
and its consolidated Subsidiaries as at December 31, 1998, after giving effect to the events specified in the preceding sentence.

          SECTION 4.02.  No Change.  Since December 31, 1997, (a) there has been
                         ---------
no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) to the best of the Company's knowledge, there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, operations, property, condition (material or otherwise) or prospects of the Cooper Automotive Division taken as a whole.

          SECTION 4.03.  Corporate Existence; Compliance with Law.  Each of the
                         ----------------------------------------
Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization except to the extent that, with respect to certain Subsidiaries, the lack of such organization, existence or good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged except to the extent that, with respect to certain Subsidiaries, the lack of such power, authority or legal right could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 4.04.  Corporate Power; Authorization; Enforceable
                         -------------------------------------------
Obligations. Each Loan Party has the corporate or other power and authority, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and, in the case of the Company, to borrow hereunder and has taken all necessary corporate or other action to authorize the borrowings on the terms and conditions of this Agreement and the Notes to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Company has the corporate power and authority, and the legal right, to consummate the Cooper Automotive Acquisition. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Company or any of its Subsidiaries in connection with the borrowings hereunder of the consummation of the Cooper Automotive Acquisition or, with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party, except for (i) antitrust and other similar approvals to be obtained prior to the Closing Date and (ii) consents, filings, authorizations or approvals which have been obtained and are in full force and effect, and except for approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect. This Agreement has been, and each other Loan Document has been or when executed pursuant hereto will be, duly executed and delivered on behalf of each of the applicable Loan Parties. This Agreement and each other Loan Document to which a Loan Party is a party constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing.

          SECTION 4.05.  No Legal Bar.  The execution, delivery and performance
                         ------------
of the Loan Documents, the borrowings hereunder, the use of the proceeds thereof and the consummation of the Cooper Automotive Acquisition will not violate any Requirement of Law or Contractual Obligation of the Company or of any of its Subsidiaries, other than any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except Liens created pursuant to the Loan Documents and any Lien which could not reasonably be expected to have a Material Adverse Effect.

          SECTION 4.06.  No Material Litigation.  No litigation, investigation
                         ----------------------
or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents, the Cooper Automotive Acquisition or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          SECTION 4.07.  No Default.  Neither the Company nor any of its
                         ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 4.08.  Ownership of Property; Liens.  Each of the Company and
                         ----------------------------
its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section 7.04.

          SECTION 4.09.  Intellectual Property.  Each of the Company and its
                         ---------------------
Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim which, in the aggregate, could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          SECTION 4.10.  No Burdensome Restrictions.  No Requirement of Law or
                         --------------------------
Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          SECTION 4.11.  Taxes.  Each of the Company and its Subsidiaries has
                         -----
filed or caused to be filed all U.S. tax returns and all other material tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) with respect to which the failure to pay, in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

          SECTION 4.12.  Federal Regulations.  No part of the proceeds of any
                         -------------------
Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the United States Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors (including but not limited to the provisions of Regulation U and Regulation X) or any similar rule of any other Governmental Authority. If the Company is requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of Form FR U-1 or FR G-3 referred to in said Regulation U.

          SECTION 4.13.  ERISA.  Neither a Reportable Event nor an Accumulated
                         -----
Funding Deficiency has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate with all other Single Employer Plans under which such accrued benefits exceed such assets. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan during the five-year period prior to the date on which this representation is made or deemed made which could, in the aggregate with other such withdrawals during such period, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or is Insolvent.

          SECTION 4.14.  Investment Company Act; Other Regulations.  The Company
                         -----------------------------------------
is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to any law or regulation which limits its ability to incur the Indebtedness to be incurred by it under the Loan Documents.

          SECTION 4.15.  Subsidiaries.  As of the date hereof, the Company has
                         ------------
no Subsidiaries except those Subsidiaries identified on Schedule II to this Agreement.

          SECTION 4.16.  Environmental Matters.  (a)  The facilities and
                         ---------------------
properties owned, leased or operated by the Company and/or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially interfere with the continued operation of the Properties or materially impair the aggregate fair saleable value of the Properties.

          (c) Neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability on the part of the Company or any Subsidiary under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          SECTION 4.17.  Accuracy and Completeness of Information.  All
                         ----------------------------------------
information heretofore furnished by each Loan Party to the Lenders for purposes of or in connection with this Agreement does not, and all such information hereafter furnished by such Loan Party to any Lender for purposes of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made or to be made, in the light of the circumstances under which they were or will be made, not misleading. Prior to the date hereof, the Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect (to the extent the Company can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of any Loan Party to perform its obligations under the Loan Documents. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (a) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Company and (b) such assumptions were believed by such management to be reasonable.

          SECTION 4.18.  Other Unsecured Indebtedness.  The obligations of the
                         ----------------------------
Company under this Agreement and the Notes and the other Loan Documents rank at least pari passu in right of payment with all other unsubordinated Indebtedness of the Company.

          SECTION 4.19.  Security Documents.  Each Security Document, when
                         ------------------
executed and delivered by the Loan Party which is a party thereto, will be effective to create in favor of the Administrative Agent (or the applicable Trustee, as the case may be), for the benefit of the Lenders (and, as the case may be, the other creditors which are secured thereby), a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When the actions described in Schedule 4.19 in respect of each Security Document have been taken, the Security Documents shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Person.

          SECTION 4.20.  Solvency.  Each Loan Party is, and after giving effect
                         --------
to the Cooper Automotive Acquisition and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          SECTION 4.21.  Year 2000 Matters.  Any reprogramming required to
                         -----------------
permit the proper functioning, in and following the year 2000, of (i) the Company's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed within such period of time as is required to avoid the occurrence of a Material Adverse Effect as a result of the failure to complete such reprogramming. The cost to the Company of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company

(including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect.


                        ARTICLE V.  CONDITIONS PRECEDENT
                                    --------------------

          SECTION 5.01.  Conditions Precedent to Loans.  The obligation of the
                         -----------------------------
Lenders to make the Loans is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

          (a)  Loan Agreement.  The Administrative Agent shall have received
               --------------
     this Agreement, executed and delivered by a duly authorized officer (or a duly authorized representative) of the Company, with a counterpart or copy for each Lender.

          (b)  Corporate Proceedings.  The Administrative Agent shall have
               ---------------------
     received, with a counterpart or copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Loan Parties, authorizing
     (i) the execution, delivery and performance by it of this Agreement and the Loan Documents to which it is a party and (ii) in the case of the Company, the borrowings by it contemplated hereunder, certified by the Secretary or an Assistant Secretary of such Loan Party, as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c)  Incumbency Certificate.  The Administrative Agent shall have
               ----------------------
     received, with a counterpart or copy for each Lender, a certificate of each of the Loan Parties, dated the Closing Date, as to the incumbency and signature of the officers or representatives of such Loan Party executing any Loan Document on the Closing Date, satisfactory in form and substance to the Administrative Agent, executed by any of the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or the Controller of such Loan Party and the Secretary or any Assistant Secretary (or a duly authorized representative, if such representative is also a duly authorized officer of such Loan Party or otherwise authorized by such Loan Party) of such Loan Party.

          (d)  Corporate Documents.  The Administrative Agent shall have
               -------------------
     received, with a counterpart or copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each of the Loan Parties, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary or a duly authorized representative of such Loan Party.

          (e)  Approvals.  All governmental and third party approvals necessary
               ---------
     in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect (other than any such approvals the failure to obtain which could not reasonably be expected to have a Material Adverse Effect). The Administrative Agent shall have received a certificate of a Responsible Officer of the

     Company to the foregoing effect, to which shall be attached copies of any such approvals theretofore obtained.

          (f)  Related Agreements.  The Administrative Agent shall have
               ------------------
     received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Company, of the Indentures.

          (g)  Security Documents and Subsidiary Guarantees.  The Administrative
               --------------------------------------------
     Agent shall have received (i) the Domestic Subsidiary Guarantees and the UK Acquisition I Guarantee, executed and delivered by a duly authorized officer of each guarantor party thereto and (ii) subject to Section 6.12, each of the Security Documents, executed and delivered by a duly authorized officer of each party thereto.

          (h)  Perfection Actions.  Subject to Section 6.12, all actions
               ------------------
     required to perfect the security interests created by each of the Security Documents shall have been completed.

          (i)  Fees.  The Administrative Agent shall have received all fees to
               ----
     be received by the Administrative Agent or Chase on or prior to the Closing Date in connection with this Agreement.

          (j)  Legal Opinions.  The Administrative Agent shall have received the
               --------------
     executed legal opinions of (i) David M. Sherbin, Esq., Associate General Counsel of the Company, and (ii) Cleary Gottlieb Steen & Hamilton, counsel to the Company, each given upon the express instructions of the Company, substantially in the forms of Exhibits H-1 and H-2, respectively. Subject to Section 6.12, the Administrative Agent shall also have received such legal opinions from Netherlands, English, Canadian and German counsel as it shall reasonably request in respect of Security Documents or Guarantees governed by the laws of such jurisdictions.

          (k)  Cooper Automotive Acquisition.  The Cooper Automotive Acquisition
               -----------------------------
     shall have been consummated pursuant to the Cooper Automotive Acquisition Agreement for an aggregate purchase price not exceeding $1,950,000,000.

          (l)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except if such representation or warranty relates to an earlier date or refers to Schedules, in which case such representation and warranty shall be true and correct in all material respects on such earlier date and after giving effect to any amendments of such Schedules.

          (m)  No Default.  No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or after giving effect to the Loans requested to be made on such date.

          (n)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                       ARTICLE VI.  AFFIRMATIVE COVENANTS
                                    ---------------------

          From and after the Effective Date, the Company hereby covenants and agrees that so long as the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company will comply with the covenants set forth below in this Article VI:

          SECTION 6.01.  Financial Statements.  The Company will furnish to each
                         --------------------
Lender:

          (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without qualification or exception by independent public accountants of nationally recognized standing selected by the Company, it being understood and agreed that the delivery of the Company's Annual Report on Form 10-K for such fiscal year signed by a Responsible Officer will satisfy the requirement set forth in this clause; and

          (b) as soon as available, but in any event within 60 days after the end of each of the first three quarterly periods of each fiscal year of the Company, a copy of the unaudited consolidated condensed balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated condensed statements of income and cash flows of the Company and its Subsidiaries for the portion of the fiscal year through such date, setting forth in each case in comparative form such figures for the previous year, certified by a Responsible Officer, it being understood and agreed that the delivery of the Company's Quarterly Report on Form 10-Q for the relevant fiscal quarter signed by a Responsible Officer will satisfy the requirement set forth in this clause;

all such financial statements to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except for such changes in accounting principles as may be approved by such Responsible Officer and concurred in by the Company's independent public accountants and disclosed therein).

          SECTION 6.02.  Certificates; Other Information.  The Company will
                         -------------------------------
furnish to each Lender:

          (a) concurrently with each delivery of the financial statements referred to in Sections 6.01(a) and (b), a certificate of a Responsible Officer in the form of Exhibit E (i) stating that such officer has no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in reasonable detail the calculations supporting such statement in respect of Sections 7.01, 7.02 and 7.03;

          (b) on or prior to February 28 of each year, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on a reasonable basis and in good faith, it being understood that no representation or warranty shall be deemed to be made concerning the projections and budgets and the assumptions on which they were based, except that as of the date on which such projections and budgets were generated, (i) they were based on the good faith assumptions of the management of the Company and (ii) such assumptions were believed by such management to be reasonable;

          (c) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its common or preferred stockholders as a class, and promptly after the same are filed, copies of all regular, periodic and special reports which the Company may file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) if requested by the Administrative Agent or by any Lender through the Administrative Agent, promptly after the same is furnished to PBGC, copies of all information furnished by the Company, any Subsidiary or any Commonly Controlled Entity to PBGC, except, in each case, information furnished as to ordinary operational aspects of the business of the Company or any Subsidiary and not relating to any deviation by the Company or any Subsidiary from rules and regulations of PBGC; and

          (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          SECTION 6.03.  Accrual of Liabilities; Payment of Obligations.  The
                         ----------------------------------------------
Company will maintain, and cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of taxes and all other obligations, liabilities and claims and pay, discharge or otherwise satisfy, and cause each of its Subsidiaries to pay, discharge or otherwise satisfy, at or before their maturity or before they become delinquent, as the case may be, all obligations except (a) where the same are being contested in good faith by appropriate proceedings diligently pursued or (b) where the failure so to pay, discharge or otherwise satisfy obligations would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 6.04.  Maintenance of Corporate Existence; Maintenance of
                         --------------------------------------------------
Properties.  The Company will (a) maintain its corporate existence, rights and
----------
franchises necessary to continue its business and the corporate existence, rights and franchises necessary to continue the business of each of its Subsidiaries, provided that the foregoing shall not be a limitation (i) on the
              --------
right of the Company to discontinue any operations if in the opinion of the Company such discontinuance is in the best interest of the Company and would not materially affect the ability of the Company to pay its debts as they become due, (ii) on asset sales permitted under Section 7.08 and (iii) on the right of any Subsidiary of the Company to merge with or be liquidated into the Company or another Subsidiary of the Company if a Default does not then exist and would not result therefrom; and (b) maintain, and cause each Subsidiary to maintain, the properties which are used or useful in its respective operations in good working order and condition.

          SECTION 6.05.  Insurance.  The Company will maintain, and cause each
                         ---------
of its Subsidiaries to maintain, insurance with financially sound and reputable companies in such form and upon such terms and in such amounts and against such risks (including liability for bodily injury and property damage) and subject to such deductibles or retentions as in the reasonable opinion of the Company is available on commercially reasonable terms and will provide sound and reasonable protection for the Company's or such Subsidiary's assets and operations. At the Administrative Agent's request, the Company will furnish to the Administrative Agent (with copies for each Lender) certificates of insurance or other evidence that such insurance is being maintained.

          SECTION 6.06.  Notices.  The Company will (a) promptly give notice in
                         -------
writing to the Administrative Agent (which shall promptly notify each Lender) of the occurrence of any Default or Event of Default under this Agreement, or of the commencement of (i) any material litigation or proceedings affecting the Company or any Subsidiary or (ii) any dispute between the Company or any Subsidiary and any Governmental Authority or any other party if such litigation, proceedings or dispute could reasonably be expected to result in a Material Adverse Effect; and (b) as soon as possible and in any event within 45 days after the Company knows or has reason to know that any Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to PBGC pursuant to the regulations issued under ERISA) has occurred with respect to any Single Employer Plan or that PBGC or the Company or any Commonly Controlled Entity has instituted or will institute proceedings under Title IV of ERISA to terminate any Single Employer Plan, deliver to the Administrative Agent (which shall promptly notify each Lender) a certificate of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action that the Company proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be. For all purposes of clause (b) of this Section 6.06, the Company shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of a Single Employer Plan.

          SECTION 6.07.  Compliance with Contractual Obligations and Laws.  The
                         ------------------------------------------------
Company will, and will cause each of its Subsidiaries to, comply with all provisions of any

Contractual Obligation, applicable law, rule, regulation, order, writ, judgment, injunction, decree, award or ordinance to which it is subject, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 6.08.  Access to Books and Inspection.  The Company shall keep
                         ------------------------------
proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and give the Administrative Agent and any reasonable number of representatives of the Lenders access, at the Company's principal office, upon reasonable notice during normal business hours to, and permit any such representatives to examine, copy or make excerpts from, any and all books, records and documents in the possession of the Company relating to its affairs and the affairs of the Subsidiaries, and to inspect any of the properties of the Company or the Subsidiaries. Notwithstanding any provision in this Section, the Company (i) shall be given a reasonable opportunity upon reasonable notice to have an officer or officers of the Company accompany any such representative during any such visit, and (ii) shall not be responsible for any expenses incurred by any such representative.

          SECTION 6.09.  Use of Proceeds.  The Company shall use the proceeds of
                         ---------------
the Loans for the purposes specified in Section 3.13.

          SECTION 6.10.  Environmental Laws.  The Company will, and will cause
                         ------------------
each Subsidiary to, (a) comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that the failure to do so, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings is not reasonably likely to result in the payment of a Material Environmental Amount and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, investigation and laboratory fees, response costs, court costs, litigation expenses and reasonable attorneys' and consultants' fees, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in clause (c) of this Section shall survive repayment of the Notes and all other amounts payable hereunder.

          SECTION 6.11.  Additional Collateral and Guaranties.
                         ------------------------------------

          (a) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Effective Date by the Company or any Domestic Subsidiary (which new Subsidiary, for the purposes of this paragraph (a), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), the Company or its Subsidiaries, as applicable, shall promptly (i) execute and deliver to the applicable Trustee such amendments to the applicable Pledge Agreement, or such additional Pledge Agreement, as the Administrative Agent deems necessary or advisable in order to grant to such Trustee, as security for the Secured Obligations secured under such Pledge Agreement, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Subsidiaries (other than an Excluded Foreign Subsidiary), (ii) deliver to the applicable Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such pledgor Subsidiary, as the case may be, or take such other perfection actions in respect of such Capital Stock as shall be reasonably requested by the Administrative Agent to perfect its security interest therein,
(iii) cause such new Subsidiary to become a party to a Subsidiary Guarantee and
(iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any new Excluded Foreign Subsidiary created or acquired after the Effective Date by the Company or any of its Domestic Subsidiaries, the Company or such Domestic Subsidiary, as applicable, shall promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the applicable Pledge Agreement, or such other security documents, as the Administrative Agent deems necessary or advisable in order to grant to the applicable Trustee, as security for the Secured Obligations secured under such Pledge Agreement, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Domestic Subsidiaries (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to the applicable Trustee the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be, or take such other perfection actions in respect of such Capital Stock as shall be reasonably requested by the Administrative Agent to perfect its security interest therein, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c)  Notwithstanding anything in this Section 6.11 to the contrary,
(i) shares of the Capital Stock of Netherlands BV II and Netherlands BV IV shall not be required to be pledged hereunder, and shares of Capital Stock of any other Foreign Subsidiary shall not be required to be pledged hereunder to the extent that, in the good faith judgment of the Company, the pledging of such Capital Stock would result in adverse tax consequences to the Company or would be unlawful and (ii) so long as the Existing Accounts Receivable

Financing Program is in effect, the Receivables Subsidiary shall not be required to become a party to a Subsidiary Guarantee or to create a security interest in any of its assets.

          (d) Notwithstanding anything in this Section 6.11 to the contrary, upon the consummation of the transfer of the Capital Stock of T&N Industries to U.K. Acquisition I, U.K. Acquisition I shall not be required to pledge the Capital Stock of T&N Industries as collateral security for the Obligations or to cause T&N Industries to execute and deliver to the Administrative Agent a Subsidiary Guarantee, provided that, until such time as U.K. Acquisition I
                      --------
pledges 100% of the Capital Stock of T&N Industries owned by it as collateral security for the Obligations and causes T&N Industries to execute and deliver to the Administrative Agent a Subsidiary Guarantee, T&N Industries shall be deemed to be an Excluded Foreign Subsidiary for all purposes of the Loan Documents.

          SECTION 6.12.  Foreign Collateral Matters.   Notwithstanding the
                         --------------------------
provisions of Section 5.01 (g), (h) and (j) and Section 6.11 (but subject to
Section 6.11(c)):

          (a) with respect to any Foreign Subsidiary which is a first-tier Foreign Subsidiary of the Company or any Domestic Subsidiary, the Company shall take the actions required by Section 5.01 (g) and (h) to pledge 65% of the Capital Stock of each such Foreign Subsidiary, and shall cause the applicable legal opinions required by Section 5.01 (j) to be delivered, as promptly as practicable, and in any event within 90 days after the Closing Date, in the case of any such Capital Stock which is currently subject to a pledge to secure the Existing Credit Agreement, and within 120 days after the Closing Date, in the case of any such Capital Stock which is not currently subject to a pledge to secure the Existing Credit Agreement; and

          (b)  the Company may satisfy the requirements of Sections 5.01 (g),
     (h) and (j) and Section 6.11 with respect to any Foreign Subsidiary by transferring all of the Capital Stock of such Foreign Subsidiary to F-M International Group Inc.


                        ARTICLE VII.  NEGATIVE COVENANTS
                                      ------------------

          From and after the Effective Date, the Company hereby covenants and agrees that so long as any of the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Company will comply with the covenants set forth below in this Article VII (provided, that from and after the Covenant
                                 --------
Transition Date, the covenants set forth below in this Article VII will be deemed replaced by the covenants set forth in Annex A and cross references to
Article VII of the Credit Agreement contained in the Loan Documents will be modified accordingly):

          SECTION 7.01.  Cash Flow Coverage.  The Company will not permit the
                         ------------------
Cash Flow Coverage for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below for such period:

               Period               Cash Flow Coverage
     -------------------------      ------------------

     Effective Date - December      1.20 to 1.0
     30, 1998

     December 31, 1998 and          1.50 to 1.0
     thereafter

          SECTION 7.02.  Consolidated Leverage Ratio.  The Company will not
                         ---------------------------
permit the Consolidated Leverage Ratio at the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth below for such period:

                 Period                 Consolidated Leverage Ratio
     -------------------------------    ---------------------------
     Last day of first full fiscal            4.50 to 1.0
     quarter after fiscal quarter in
     which Cooper Automotive
     Acquisition occurs - December
     30, 1999

     December 31, 1999 -                      4.00 to 1.0
     December 30, 2000
     December 31, 2000 and                    3.50 to 1.0
     thereafter

          SECTION 7.03.  Maintenance of Consolidated Net Worth.  The Company
                         -------------------------------------
will not permit Consolidated Net Worth at any time to be less than $270,000,000.

          SECTION 7.04.  Limitation on Liens.  The Company will not, nor will it
                         -------------------
permit any of its Subsidiaries to, create, assume or incur or suffer to be created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired, provided, however, that the
                                                 --------  -------
foregoing restriction shall not apply to the following:

          (a)  Liens existing on the date of this Agreement and described on
     Schedule III, and Liens on assets of T & N plc and its Subsidiaries existing on the date of consummation of the T & N Acquisition;

          (b) Liens on property or assets of any entity existing at the time such entity becomes a Subsidiary and not created in contemplation thereof;

          (c)  Liens in favor of the Company or any Wholly Owned Subsidiary;

          (d) Liens in favor of any Governmental Authority to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (e) Liens (including, without limitation, the interest of the lessor under any capital lease) on property or assets existing at the time of the acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any

     Indebtedness incurred prior to, at the time of, or within six months after, the acquisition or completion of such property or assets for the purpose of financing all or any part of the purchase price or construction cost thereof;

          (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) through (e), inclusive; provided that (i) no
                                                          --------
     such extension, renewal or replacement shall result in an increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property);

          (g) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP or in the case of a Subsidiary located outside the United States, general accounting principles in effect from time to time in their respective jurisdictions of incorporation;

          (h) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business
     (A) which are not overdue for a period of more than 60 days or (B) which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

          (i) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not greater than $15,000,000 (to the extent the dollar values of such encumbrances are calculable) and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;

          (j) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

          (k) pledges or deposits in connection with workers' compensation, unemployment insurance and other social legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (l) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (m) Liens created pursuant to the Security Documents or pursuant to the Security Documents as defined in the Existing Credit Agreement;

          (n) other Liens incidental to the conduct of the Company's or any Subsidiary's business or the ownership of its property and assets that were incurred in connection with the borrowing of money or the obtaining of advances or credit or capital leases; provided, however, that the
                                           --------  -------
     indebtedness secured thereby does not exceed in the aggregate for the Company and all Subsidiaries of the Company an amount equal to $50,000,000; and provided, further, that at no time shall the sum of (i) the
         --------  -------
     Indebtedness secured by the Liens permitted under this Section 7.04(n) plus
     (ii) all other Indebtedness of the Company's Subsidiaries (other than Subsidiaries which are parties to a Subsidiary Guarantee) plus (iii) the aggregate amount of Secured Reimbursement Obligations be equal to or greater than forty percent (40%) of Consolidated Net Worth (determined as of the most recent fiscal quarter of the Company); and

          (o) Liens granted by a special-purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its Subsidiaries to the extent such Liens are granted on such accounts receivable to secure the payment of indebtedness of such Wholly Owned Subsidiary.

          SECTION 7.05.  Limitation on Indebtedness.  The Company will not, and
                         --------------------------
will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

          (a)  Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of the Company to any Subsidiary and of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any other Subsidiary;

          (c) (i) Indebtedness of the Subsidiaries described in Schedule 6.13 to the Existing Credit Agreement, (ii) additional Indebtedness of Excluded Foreign Subsidiaries to the Company or any Subsidiary which is a party to a Subsidiary Guarantee in an aggregate principal amount not exceeding $200,000,000 at any time outstanding, (iii) Indebtedness of any Subsidiary which is not a party to a Subsidiary Guarantee owing to any other Subsidiary which is not a party to a Subsidiary Guarantee and (iv) Indebtedness in the form of any investment permitted by Section 7.11;

          (d) Indebtedness of the Company having a weighted average life longer than the combined weighted average life of the Tranche A Term Loans and the Tranche B Term Loans (as defined in the Existing Credit Agreement) and a final maturity after the final maturity of the Tranche B Term Loans, the proceeds of which are used to prepay Indebtedness to the extent provided in
     Section 3.04; provided that up to $250,000,000 of such Indebtedness may
                   --------
     have a final maturity prior to the final maturity of the Tranche B Term Loans;

          (e) Subordinated Debt the proceeds of which are used to prepay Indebtedness to the extent provided in Section 3.04;

          (f) Indebtedness secured by Liens permitted by Section 7.04(e), including capital lease obligations, in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof);

          (g) (i) Indebtedness which was outstanding on the date of the Existing Credit Agreement and listed on Schedule IV and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof), (ii) Indebtedness of T & N plc and its Subsidiaries outstanding on the date of consummation of the T & N Acquisition, but not any refinancings, refundings, renewals or extensions thereof, (iii) Indebtedness of the entities acquired in the Fel-Pro Acquisition outstanding on the date of consummation of the Fel-Pro Acquisition and listed on Schedule IV-A, but not any refinancings, refundings, renewals or extensions thereof, (iv) other Indebtedness of the entities acquired in the Fel-Pro Acquisition outstanding on the date of consummation of the Fel-Pro Acquisition in an aggregate principal amount not exceeding $10,000,000 (provided, that the cash portion of the
                                --------
     consideration for the Fel-Pro Acquisition shall be reduced by an equal amount), but not any refinancings, refundings, renewals or extensions thereof and (v) Indebtedness of the entities acquired in the Cooper Automotive Acquisition outstanding on the date of consummation of the Cooper Automotive Acquisition and listed on Schedule IV-B, but not any refinancings, refundings, renewals or extensions thereof;

          (h) additional Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount (for the Company and all Subsidiaries) at any one time outstanding not to exceed forty percent (40%) of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company);

          (i)  Indebtedness under the Existing Credit Agreement; and

          (j)  Indebtedness under the 364-Day Credit Agreement.

          SECTION 7.06.  Limitation on Guaranties.  The Company will not, and
                         ------------------------
will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Guaranty except:

          (a) Guaranties in existence on the date hereof and listed on Schedule IV and Guaranties of any refinancings, refundings, renewals or extensions of the Indebtedness or obligations guaranteed thereby, provided that the
                                                            --------
     amount of such Indebtedness or obligations are not increased, and Guaranties of T & N plc and its Subsidiaries in existence on the date of consummation of the T & N Acquisition;

          (b)  the Subsidiary Guarantees;

          (c)  Guaranties of Indebtedness permitted under clauses (a) through
     (f) and (h) through (j) of Section 7.05;

          (d) additional Guaranties in respect of Indebtedness and other obligations not exceeding $50,000,000 at any time outstanding;

          (e) [reserved];

          (f) Guaranties of the Loan Parties in respect of Subordinated Debt which Guaranties shall have subordination terms acceptable to the Administrative Agent, acting reasonably;

          (g) Guaranties by any Subsidiary which is a party to a Subsidiary Guarantee in respect of the obligations of the Company under the ESOP Guaranty or the obligations of Federal-Mogul Corporation Salaried Employees' Stock Ownership Trust under the ESOP Loan Agreement, provided
                                                                     --------
     that each such Guaranty shall provide that when any Subsidiary Guarantor party to such Guaranty is released from its obligations under the Subsidiary Guarantee to which it is a party, such Subsidiary Guarantor shall be released from its obligations under such Guaranty; and

          (h) Guaranties by any Subsidiary which is a party to a Subsidiary Guarantee of Indebtedness incurred by the Company in connection with a Bond Offering or under the Indentures; provided, that if any such Guaranty is in
                                       --------
     connection with a Bond Offering in respect of Subordinated Debt, the Guaranties in respect thereof shall have subordination terms acceptable to the Administrative Agent, acting reasonably.

          SECTION 7.07.  Limitation on Fundamental Changes.  The Company will
                         ---------------------------------
not, and will not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or
                          --------
     surviving corporation) or with or into any Subsidiary which is a party to a Subsidiary Guarantee (provided that such Subsidiary which is a party to a
                           --------
     Subsidiary Guarantee shall be the continuing or surviving corporation) and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may be merged or consolidated with or into any other Subsidiary which is not a party to a Subsidiary Guarantee;

          (b) any Subsidiary of the Company may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Subsidiary of the Company which is not a party to a Subsidiary Guarantee may Dispose of assets to any other Subsidiary which is not a party to a Subsidiary Guarantee; and

          (c)  Dispositions permitted by Section 7.08(a), (d), (e), (f), (g),
     (i) and (j).

          SECTION 7.08.  Limitation on Sale of Assets.  The Company will not,
                         ----------------------------
and will not permit any of its Subsidiaries to, Dispose of any of its Property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete or worn out property in the ordinary course of business;

          (b)  the sale of inventory in the ordinary course of business;

          (c)  Dispositions permitted by Section 7.07(a) and (b) or Section
     7.11;

          (d) the sale or issuance of the Capital Stock of any Subsidiary which is a party to a Subsidiary Guarantee to the Company or any Subsidiary, or the sale or issuance of Capital Stock of any Foreign Subsidiary to any other Foreign Subsidiary;

          (e) sales of receivables under the Company's existing accounts receivable financing program (as amended from time to time); provided that
                                                                  --------
     the principal amount of the Company's existing accounts receivable financing program may not be increased to an aggregate principal amount greater than $150,000,000;

          (f)  Dispositions of assets required to comply with anti-trust laws;

          (g)  Dispositions of assets listed in Schedule 7.08;

          (h) Dispositions pursuant to sale and leaseback transactions permitted pursuant to Section 7.13;

          (i) the transactions described in Section 7.10 (prior to the Covenant Transition Date) or Section 7.13 (after the Covenant Transition Date) may be consummated; and

          (j)  any other sales of assets, other than the assets set forth on
     Schedule 7.08, having a book value which, when added to the book value of all other assets sold pursuant to this clause (j) during such fiscal year, does not exceed 5% of the gross book value of the assets of the Company and its consolidated Subsidiaries, determined in accordance with GAAP, as of the last day of the fiscal quarter ended immediately prior to the date of such sale.

          SECTION 7.09.  Limitation on Restricted Payments.  The Company will
                         ---------------------------------
not, and will not permit any of its Subsidiaries to, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, "Restricted Payments"), except that:

          (a) any Subsidiary may make Restricted Payments to the Company or any Subsidiary which is a party to a Subsidiary Guarantee, and any Foreign Subsidiary may make Restricted Payments to any Foreign Subsidiary;

          (b) so long as no Default or Event of Default shall have occurred and be continuing, the Company may pay dividends in respect of its preferred stock at the stated rate, and dividends in respect of its common stock at a rate not exceeding $.48 per share per year, as adjusted for stock splits and similar events; and

          (c) the Company may issue common stock upon conversion of any of its convertible preferred stock, or the preferred stock of an Affiliate described in the second sentence of the definition of "Capital Stock".

          SECTION 7.10.  Restrictions on Special Purpose Subsidiaries.  The
                         --------------------------------------------
Company will not permit any Special Purpose Subsidiary to (a) create, assume, incur or suffer to exist any Lien, any Indebtedness, any Guaranty or any other liabilities, direct or contingent, (b) make or suffer to exist any Investment,
(c) conduct, transact or otherwise engage in any business or other operations or
(d) own or lease any Property, except that, notwithstanding the foregoing prohibitions:

               (i) a Special Purpose Subsidiary may make an Investment in the form of a loan or an equity contribution to, or hold the Capital Stock of, another Special Purpose Subsidiary (x) as described on Schedule 6.13 to the Existing Credit Agreement or (y) which does not have an adverse impact on the Collateral; provided that the Company may transfer the Capital Stock of
                     --------
     Federal Mogul, Ltd., a corporation organized under the laws of the United Kingdom, Federal-Mogul Acquisition Corp., a corporation organized under the laws of the United Kingdom, and FP Diesel Ltd., a corporation organized under the laws of the United Kingdom, to U.K. Acquisition I, and U.K. Acquisition I may transfer such Capital Stock to U.K. Acquisition II;

               (ii)  U.K. Acquisition II may consummate the T & N Acquisition;

               (iii) following consummation of the T & N Acquisition, U.K. Acquisition I may acquire directly from T & N plc or indirectly through U.K. Acquisition II, for fair market value, up to 100% of the Capital Stock of T&N Industries;

               (iv) the Special Purpose Subsidiaries may execute and deliver the Loan Documents to which they are parties, incur and perform their obligations thereunder and create and suffer to exist the Liens created thereby and may execute and deliver the Guaranties permitted by Section
     7.06 and perform their obligations thereunder; and

               (v) the Special Purpose Subsidiaries may perform obligations under the Investments permitted above and under their respective organic documents and other Requirements of Law, may incur obligations to Governmental Authorities in the ordinary course of business, such as income and franchise tax liabilities and other incidental liabilities, and may incur other immaterial liabilities directly related and incidental to the permitted activities enumerated above.

          To the extent permitted by applicable law, the certificate of incorporation or other charter or other organizational documents of each Domestic Special Purpose Subsidiary shall contain the restrictions on the actions of such Domestic Special Purpose Subsidiary substantially equivalent to those set forth above.

          SECTION 7.11.  Limitation on Investments, Loans and Advances.  The
                         ---------------------------------------------
Company will not, and will not permit any of its Subsidiaries to, make any advance, loan, extension of credit (by way of guaranty of obligations of such Person or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person ("Investments"), except:
  -----------

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  Investments in Cash Equivalents;

          (c)  Guaranties permitted by Section 7.06;

          (d) loans and advances to employees of the Company or its Subsidiaries in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses);

          (e)  the Cooper Automotive Acquisition;

          (f) Investments made by the Company or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount (provided that if such
                                                       --------
     investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person);

          (g) Investments (x) by any Subsidiary in the Company or (y) by the Company or any of its Subsidiaries in any Person that, prior to such investment, is a Subsidiary and which, prior to or simultaneously with such investment, is or becomes a party to a Subsidiary Guarantee;

          (h) the Investments described in Section 7.10 or otherwise indicated on Schedule 6.13 to the Existing Credit Agreement;

          (i) Investments (x) by the Company or any of its Subsidiaries in any entity which at the time of such Investment is an Excluded Foreign Subsidiary and which was not acquired or created in anticipation of the making of such Investment in an aggregate amount outstanding not exceeding $200,000,000 for all Excluded Foreign

     Subsidiaries, and (y) investments by a Subsidiary which is not a party to a Subsidiary Guarantee in any other Subsidiary which is not a party to a Subsidiary Guarantee;

          (j) Investments to the extent that the consideration paid by the Company and its Subsidiaries is Capital Stock of the Company (provided that
                                                                   --------
     if such Investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person);

          (k)  in addition to Investments otherwise expressly permitted by this
     Section 7.11, Investments by the Company or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed at any time outstanding $300,000,000 while this Agreement is outstanding (provided that if such
                                                       --------
     Investment is the acquisition of, in a single transaction or in a series of related transactions, all or substantially all of the equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person); and

          (m)  Investments permitted by Sections 7.07(a) and (b).

          SECTION 7.12.  Limitation on Optional Payments and Modifications of
                         ----------------------------------------------------
Debt Instruments, Certain Derivative Transactions, etc.  The Company will not,
-------------------------------------------------------
and will not permit any of its Subsidiaries to, (a) make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Subordinated Debt (other than scheduled interest payments required to be made in cash), (b) enter into any derivative transaction or similar transaction obligating the Company or any of its Subsidiaries to make payments to any other Person as a result of a change in market value of Subordinated Debt or Capital Stock of the Company or (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Subordinated Debt (other than any such amendment, modification, waiver or other change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon).

          SECTION 7.13.  Limitation on Sales and Leasebacks.  Enter into any
                         ----------------------------------
arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary; provided, that (i) the Company may consummate sale and leaseback
            --------
transactions in respect of assets having a book value in the aggregate not exceeding $50,000,000 and (ii) the Company and its Subsidiaries may consummate sale and leaseback transactions in which the transferee is the Company or a Subsidiary which is a party to a Subsidiary Guarantee and any Subsidiary which is not a party to a Subsidiary Guarantee may consummate sale and leaseback transactions in which the transferor is another Subsidiary which is not a party to a Subsidiary Guarantee.

          SECTION 7.14.  Limitation on Restrictions on Subsidiary Distributions.
                         -------------------------------------------------------
The Company will not, and will not permit any Subsidiary to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents,
(ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) any restrictions with respect to assets encumbered by a Lien permitted by
Section 7.04 so long as such restriction applies only to the asset encumbered by such permitted Lien, (iv) any restrictions with respect to T & N plc and its Subsidiaries, or any of the entities acquired in the Cooper Automotive Acquisition, existing on the date of consummation of the Company's acquisition thereof and (v) any restrictions in respect of Subsidiaries which must be disposed of after the Company's acquisition of T & N plc agreed to between the Company and a Governmental Authority having jurisdiction over antitrust or competition issues as a condition to such Governmental Authority's approval of such acquisition.

          SECTION 7.15.  Multiemployer Plans.  The Company will not, as of any
                         -------------------
date, permit any liability to occur to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding such date.

          SECTION 7.16.  Limitation on More Restrictive Covenants.  The Company
                         ----------------------------------------
shall not enter into any new debt agreement that would contain, nor enter into any amendment, supplement or other modification to any indenture, instrument or other agreement concerning the Funded Debt or any refinancing thereof, if such indenture, instrument or other agreement at the time entered into or after giving effect to any such amendment, supplement or other modification thereto, would contain (a) any covenant or event of default that is more restrictive on the Company than those set forth in this Agreement, (b) with respect to the Company, any covenant with respect to financial performance the scope of which is materially different from the covenants respecting such matters set forth in Sections 7.01, 7.02 or 7.03, (c) any covenant which would prohibit the granting of liens on its assets by the Company or its Subsidiaries in favor of the Lenders, other than, in the case of this clause (c), Indebtedness incurred pursuant to Section 7.05(f), and in the case of clauses (a) and (c), Indebtedness incurred pursuant to Section 7.05(g) constituting a refinancing, refunding, extension or renewal of existing Indebtedness and having terms no more restrictive than the Indebtedness refinanced, refunded, extended or renewed thereby.

          SECTION 7.17.  Affiliates.  The Company, will not, nor will it permit
                         ----------
any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the

Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.


                        ARTICLE VIII.  EVENTS OF DEFAULT
                                       -----------------

          If any of the following events shall occur and be continuing:

          (a) The Company shall fail to pay any principal of any Loan made to it when due in accordance with the terms hereof; or the Company shall fail to pay any interest, or any other amount payable by it hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by the Company herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company shall default in the observance or performance of any agreement contained in Sections 6.04(a), 6.06 or 6.12 or Article VII; or

          (d) The Company shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Article), and such default shall continue unremedied for a period of 30 days after receipt by the Company of notice of such default from the Administrative Agent or any Lender; or

          (e) The Company or any of its Subsidiaries shall (i) default in any payment or payments of principal or interest in an aggregate amount for the Company and its Subsidiaries of more than $10,000,000 (or its equivalent in another currency) at any one time on any Indebtedness (other than the Loans) or in the payment of more than $10,000,000 in the aggregate under any Guaranties, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guaranty was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans) the principal amount of which exceeds $10,000,000 in the aggregate for the Company and its Subsidiaries or any Guaranty guaranteeing Indebtedness the principal amount of which exceeds $10,000,000 in the aggregate for the Company and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating to any such Indebtedness or Guaranty, beyond any applicable period of grace (not to exceed 30 days), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guaranty (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guaranty to become payable; or

          (f) (i) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA,
     (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the insurance carrier has admitted liability) of $30,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) The validity or enforceability of this Agreement, any Loan Document or any of the other documents required to be delivered in connection herewith shall be challenged by the Company or any of its Subsidiaries or shall fail to remain in full force and effect for any reason other than in accordance with its express terms; or

          (j)  A Change of Control shall occur; or

          (k) The subordination provisions of any Subordinated Debt shall cease, for any reason, to be valid or any Loan Party shall so assert in writing;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Company, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

     Except as expressly provided above in this Article, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                     ARTICLE IX.  THE ADMINISTRATIVE AGENT
                                  ------------------------

          SECTION 9.01.  Appointment.  Each Lender hereby irrevocably designates
                         -----------
and appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes Chase to act as the Administrative Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          SECTION 9.02.  Delegation of Duties.  The Administrative Agent may
                         --------------------
execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 9.03.  Exculpatory Provisions.  Neither the Administrative
                         ----------------------
Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Company.

          SECTION 9.04.  Reliance by Administrative Agent.  The Administrative
                         --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or any of them), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          SECTION 9.05.  Notice of Default.  The Administrative Agent shall not
                         -----------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative

Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and
                                                      --------
until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          SECTION 9.06.  Non-Reliance on Agents and Other Lenders.  Each Lender
                         ----------------------------------------
expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          SECTION 9.07.  Indemnification.  The Lenders agree to indemnify the
                         ---------------
Administrative Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 9.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided
                                                                       --------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which resulted from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 9.07 shall survive the payment of the Loans and all other amounts payable hereunder.

          SECTION 9.08.  Administrative Agent in Its Individual Capacity.  The
                         -----------------------------------------------
Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          SECTION 9.09.  Successor Administrative Agent.  The Administrative
                         ------------------------------
Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Company. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successors agent for the Lenders, which successor agent shall (unless an Event of Default under paragraph (a) or (f) of Article VIII with respect to the Company shall have occurred and be continuing) be approved by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

          SECTION 9.10.  Authorization to Release Liens.  The Administrative
                         ------------------------------
Agent is hereby irrevocably authorized by each of the Lenders to release, or direct the applicable Trustee to release, any Lien created by any Security Document covering any Property of the Company or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 10.01. In addition, the Administrative Agent is hereby authorized by each of the Lenders to release, and to direct the applicable Trustee to release, the Liens on the Collateral on the Collateral Release Date.

                           ARTICLE X.  MISCELLANEOUS
                                       -------------

          SECTION 10.01.  Amendments and Waivers.  (a) Neither this Agreement or
                          ----------------------
any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section 10.01. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (i) enter into with the relevant Loan Parties written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the Loans Parties hereunder or thereunder or (ii) waive at the Loan Parties' request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment,
              --------  -------
supplement or modification shall:

          (A) reduce the amount or extend the scheduled date of maturity of any Loan or any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, or change the pro rata provisions contained in Section
                                        --- ----
     3.08, in each case without the consent of each Lender affected thereby;

          (B)  amend, supplement, modify or waive any provision of this Section
     10.01 or reduce the percentages specified in the definition of "Required Lenders", "Required Prepayment Lenders" or "Majority Facility Lenders" or consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the consent of all the Lenders; or

          (C) release all or substantially all of the Collateral (except as provided in Sections 9.10 and 10.16) or all or substantially all of the guarantors under the Subsidiary Guarantees, in each case without the consent of all the Lenders.

Any such waiver and any amendment, supplement or modification pursuant to this
Section 10.01 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          SECTION 10.02.  Notices.  All notices, requests and demands to or upon
                          -------
the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid (or, if later, the first Business Day after being so deposited), or, in the case of telecopy notice, when received (or if received on a day that is not a Business Day or if received after 5:00 p.m. local time at the place of reception on a Business Day, on the next succeeding Business Day), addressed as follows in the case of the Company and the Administrative Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                 The Company:           Federal-Mogul Corporation
                                        World Headquarters
                                        26555 Northwestern Highway
                                        Southfield, Michigan 48034
                                        Attention:  James Keller
                                        Telephone:  248-354-7700
                                        Telecopy:   248-354-6746

          The Administrative Agent:     The Chase Manhattan Bank
                                        One Chase Manhattan Plaza
                                        8th Floor
                                        New York, New York  10081
                                        Attention:  James Tabois
                                        Telephone:  212-552-7952
                                        Telecopy:  212-552-5650

provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to Section 2.03, 3.02, 3.04, 3.07 or 3.11 or shall not be effective until received.

          SECTION 10.03.  No Waiver; Cumulative Remedies.  No failure to
                          ------------------------------
exercise and no delay in exercising, on the part of the Company, the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          SECTION 10.04.  Survival of Representations and Warranties.  All
                          ------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          SECTION 10.05.  Payment of Expenses and Taxes.  The Company agrees (a)
                          -----------------------------
to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel (and any special or local counsel retained by such counsel to assist it) to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent (and their respective directors, officers, employees, agents, affiliates and successors) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of the Properties (regardless of whether the Administrative Agent or any Lender is a party to the litigation or other proceeding giving rise thereto), (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Company shall have no obligation hereunder to
               --------
the Administrative Agent or any Lender with respect to (i) indemnified liabilities arising from the gross negligence or willful misconduct of the party seeking indemnification or (ii) expenses incurred by the Administrative Agent or any Lender in connection with the assignment of Loans to an assignee (except pursuant to Section 3.14(b)(vi)) or the sale of any Loan to a Participant. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          SECTION 10.06.  Successors and Assigns; Participations and
                          ------------------------------------------
Assignments.  (a)  This Agreement shall be binding upon and inure to the benefit
-----------
of the Company, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which the Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (A) and (B) of the proviso to Section 10.01(a). The Company agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, to the maximum extent permitted by law, the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating
                             --------
interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.07(a) as fully as if it were a Lender hereunder. The Company agrees that each Participant shall be entitled to the benefits of Sections 3.09, 3.10, 3.11 and 3.12 with respect to its participation in the Commitments and the Loans outstanding from time to time hereunder as if it was a Lender; provided that, in the case of Section 3.11. such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater
--------  -------
amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld) and, prior to the occurrence and continuance of an Event of Default, the Company (such consent not to be unreasonably withheld), to an additional bank or financial institution or other entity that is regularly engaged in making or purchasing loans (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents including, without limitation, its Commitments and Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit F, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent and, prior to the occurrence and continuance of an Event of Default, the Company) and delivered to the Administrative Agent for their acceptance and recording in the Register; provided that (i) if any Lender assigns a part of its rights and
          --------
obligations in respect of Loans of a Class and/or Commitment to make Loans of such Class under this Agreement to an Assignee, such Lender shall assign proportionate interests in its respective Loans of such Class and Commitment to make Loans of such Class and other related rights and obligations hereunder to such Assignee and (ii) in the case of any such assignment to an additional bank, financial institution or other entity, the aggregate amount of any Commitment (or, if the Commitments have terminated or expired, the aggregate principal amount of any Loans) being assigned shall not be less than $5,000,000 (or (x) if less, the then outstanding amount of such Commitments and/or Loans or (y) such lesser amount as may be agreed by the Company and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and rights in respect of Loans as set forth therein, and (II) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

          (d) The Administrative Agent, on behalf of the Company, shall maintain at its address referred to in Section 10.02 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall constitute prima facie evidence of the information recorded therein, and the Company, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. An assignment of a Note shall be registered in the Register only upon surrender for registration of assignment of the Note, accompanied by an Assignment and Acceptance duly executed by the Assignor thereof, and thereupon one or more new Notes shall be issued to the designated Assignee and the old Notes shall be returned by the Administrative Agent to the Company marked "cancelled". The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, executed by the Company and the Administrative Agent), together with payment to the Administrative Agent by the Lender or the Assignee of a registration and processing fee of $2,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Company.

          (f) The Company authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Company and its Affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          (h) If, pursuant to this Section, any interest in this Agreement or any Loan is transferred to any Transferee (which is not a Lender) which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) the tax forms and other documents required to be delivered pursuant to Section 3.11(b) and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          SECTION 10.07.  Adjustments; Set-Off.  (a)  If any Lender (a
                          --------------------
"Benefitted Lender") shall at any time receive any payment of all or part of its Loans then due and owing to it by the Company, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph
(f) of Article VIII, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans then due and owing to it by the Company, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it by the Company, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that
                                                         --------  -------
if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of the Company. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect
                --------
the validity of such set-off and application.

          SECTION 10.08.  Counterparts.  This Agreement may be executed by one
                          ------------
or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Company and the Administrative Agent.

          SECTION 10.09.  Severability.  Any provision of this Agreement which
                          ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 10.10.  Integration.  This Agreement and the other Loan
                          -----------
Documents represent the agreement of the Company, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Company, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          SECTION 10.11.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                          -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 10.12.  Submission To Jurisdiction; Waivers.  The Company
                          -----------------------------------
hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at the address specified in Section 10.02, or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          SECTION 10.13.  Acknowledgements.  The Company hereby acknowledges
                          ----------------
that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) none of the Administrative Agent or any Lender has any fiduciary relationship with or duty to the Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agents and the Lenders, on the one hand, and the Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Company and the Lenders.

          SECTION 10.14.  WAIVERS OF JURY TRIAL.  THE COMPANY, THE
                          ---------------------
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION 10.15.  Release of Collateral.  As promptly as practicable
                          ---------------------
after the Collateral Release Date, the Administrative Agent shall, and shall instruct each Trustee to, take all necessary action to release the Liens created by the Security Documents in all Collateral.

          SECTION 10.16.  Confidentiality.  Each Lender agrees to keep
                          ---------------
confidential any written information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, (iv) upon the request or demand of any Governmental Authority (or the National Association of Insurance Commissioners) having jurisdiction over such Lender or as shall be required pursuant to any Requirement of Law, (v) in response to any order of any court or other Governmental Authority (or the National Association of Insurance Commissioners) or as may otherwise be required pursuant to any Requirement of Law, (vi) in connection with any litigation to which such Lender is a party, (vii) which has been publicly disclosed other than in breach of this Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           FEDERAL-MOGUL CORPORATION

                           By: /s/ David A. Bozynski
                               -------------------------------------------
                               Name:  David A. Bozynski
                               Title: Vice President and Treasurer


                           THE CHASE MANHATTAN, BANK
                           as Administrative Agent and a Lender

                           By: /s/ Andris G. Kalnins
                               -------------------------------------------
                               Name:  Andris G. Kalnins
                               Title: Vice President


                           Peoples Security Life Insurance Company

                           By: /s/ Frederick B. Howard
                               -------------------------------------------
                               Name:  Frederick B. Howard
                               Title: Second Vice President
                                      Investments


                           WACHOVIA BANK, N.A.

                           By: /s/ Frances W. Josephic
                               -------------------------------------------
                               Name:  Frances W. Josephic
                               Title:  Vice President


                           UBS AG, NEW YORK BRANCH

                           By: /s/ Philippe R. Sandmeier
                               -------------------------------------------
                               Name: Philippe R. Sandmeier
                               Title: Director


                           By: /s/ Gregory Raue
                               -------------------------------------------
                               Name: Gregory Raue
                               Title: Director


                           TORONTO DOMINION (TEXAS), INC.

                           By: /s/ Debbie A. Greene
                               -------------------------------------------
                               Name: Debbie A. Greene
                               Title: Vice President


                           SOCIETE GENERALE

                           By: /s/ Steven R. Fercho
                               -------------------------------------------
                               Name: Steven R. Fercho
                               Title: Director


                           REGIONS BANK

                           By: /s/ James Schmalz
                               -------------------------------------------
                               Name: James Schmalz
                               Title: Vice President


                           NBD BANK

                           By: /s/ R.H Hutten Locher
                               -------------------------------------------
                               Name: R.H. Hutten Locher
                               Title: FVP


                           NATIONAL WESTMINSTER BANK PLC
                                  NEW YORK BRANCH

                           By: /s/ Richard Bradley
                               -------------------------------------------
                               Name: Richard Bradley
                               Title: Corporate Manager




                           NATIONAL WESTMINSTER BANK PLC
                                   NASSAU BRANCH

                           By: /s/ Richard Bradley
                               -------------------------------------------
                               Name: Richard Bradley
                               Title: Corporate Manager


                           NATIONAL CITY BANK

                           By: /s/ Marybeth S. Howe
                               -------------------------------------------
                               Name: Marybeth S. Howe
                               Title: Sr. Vice President


                           MELLON BANK, N.A.

                           By: /s/ Richard J. Schaich
                               -------------------------------------------
                               Name:  Richard J. Schaich
                               Title: AVP


                           MASSACHUSETTS MUTUAL LIFE
                           INSURANCE COMPANY

                           By: /s/ Thomas Li
                               -------------------------------------------
                               Name: Thomas Li
                               Title: Managing Director


                           MARINE MIDLAND BANK

                           By: /s/ Randolph M. Ross
                               -------------------------------------------
                               Name: Randolph M. Ross
                               Title: Authorized Signatory


                           LLOYDS BANK PLC

                           By: /s/ Paul D. Briamonte
                               -------------------------------------------
                               Name: Paul D. Briamonte
                               Title: Director, Acquisition & Project
                                              Finance, USA
                                                B374


                           By: /s/ Windsor R. Davies
                               -------------------------------------------
                               Name: Windsor R. Davies
                               Title: Director, Corporate Banking, USA
                                               D061


                           STEIN ROE & FARNHAM INCORPORATED, as
                           agent for Keyport Life Insurance Company

                           By: /s/ Brian W. Good
                               -------------------------------------------
                               Name: Brian W. Good
                               Title: Vice President & Portfolio Manager


                           KEYBANK NATIONAL ASSOCIATION

                           By: /s/ J.T. Taylor
                               -------------------------------------------
                               Name: J.T. Taylor
                               Title: Vice President


                           PPM AMERICA INC., as attorney in fact on behalf of Jackson National Life
                           Insurance Company

                           By: /s/ David Brett
                               -------------------------------------------
                               Name: David Brett
                               Title: M.D.


                           THE INDUSTRIAL BANK OF JAPAN, LIMITED

                           By: /s/ Tohru Yasumaru
                               -------------------------------------------
                               Name: Tohru Yasumaru
                               Title: Senior Vice President


                           BAYERISCHE HYPO-UND VEREINSBANK AG
                           New York Branch

                           By: /s/ Hans Dick
                               -------------------------------------------
                               Name: Hans Dick
                               Title: Vice President


                           By: /s/ Steven Simons
                               -------------------------------------------
                               Name: Steven Simons
                               Title: Assistant Vice President


                           BANKBOSTON, N.A.

                           By: /s/ Demetric A. Duckett
                               -------------------------------------------
                               Name: Demetric A. Duckett
                               Title: Vice President


                           BANK OF AMERICA NATIONAL
                           TRUST AND SAVINGS ASSOCIATION

                           By: /s/ Steven K. Ahrenholz
                               -------------------------------------------
                               Name: Steven K. Ahrenholz
                               Title: Vice President


                           ALLSTATE LIFE INSURANCE COMPANY

                           By: /s/ Patricia W. Wilson
                               -------------------------------------------
                               Name: Patricia W. Wilson
                               Title: Authorized Signatory


                           By: /s/ Ronald A. Mendel
                               -------------------------------------------
                               Name: Ronald A. Mendel
                               Title: Authorized Signatory


                           THE FUJI BANK LIMITED

                           By: /s/ Tetsuo Kamatsu
                               -------------------------------------------
                               Name:  Tetsuo Kamatsu(K-219)
                               Title: Joint General Manager


                           KZH ING-2 LLC

                           By: /s/ Virginia Conway
                               -------------------------------------------
                               Name:  Virginia Conway
                               Title: Authorized Agent


                           KZH ING-3 LLC

                           By: /s/ Virginia Conway
                               -------------------------------------------
                               Name:  Virginia Conway
                               Title: Authorized Agent


                           KZH RIVERSIDE LLC

                           By: /s/ Virginia Conway
                               -------------------------------------------
                               Name:  Virginia Conway
                               Title: Authorized Agent


                           KZH CYPRESSTREE-1 LLC

                           By: /s/ Virginia Conway
                               -------------------------------------------
                               Name:  Virginia Conway
                               Title: Authorized Agent


                           KZH IV LLC

                           By: /s/ Virginia Conway
                               -------------------------------------------
                               Name:
                               Title:


                           HELLER FINANCIAL, INC.

                           BY: /s/ Linda W. Wolf
                               -------------------------------------------
                               NAME:  Linda W. Wolf
                               TITLE: Senior Vice President


                           FRANKLIN FLOATING RATE TRUST

                           By: /s/ Chauncey Lufkin
                               -------------------------------------------
                               Name:  Chauncey Lufkin
                               Title: Vice President


                           FLEET NATIONAL BANK NA

                           By: /s/ Juan Jeffries
                               -------------------------------------------
                               Name: Juan Jeffries
                               Title: Vice President


                           FIRST UNION NATIONAL BANK

                           By: /s/ Mark B. Felker
                               -------------------------------------------
                               Name:  Mark B. Felker
                               Title: Senior Vice President


                           FIRSTRUST BANK

                           By: /s/ E.A. D'Ancona
                               -------------------------------------------
                               Name:  E.A. D'Ancona
                               Title: Executive Vice President


                           FIRST HAWAIIAN BANK

                           By: /s/ Travis Ruetenik
                               -------------------------------------------
                               Name:  Travis Ruetenik
                               Title: Corporate Banking Officer


                           DRESDNER BANK AG
                           New York and Grand Cayman Branches

                           By: /s/ Beverly G. Cason
                               -------------------------------------------
                               Name: Beverly G. Cason
                               Title: Vice President


                           By: /s/ Brigitte Sacin
                               -------------------------------------------
                               Name:  Brigitte Sacin
                               Title: Assistant Treasurer


                           NORTH AMERICAN SENIOR FLOATING RATE FUND
                           By: CypressTree Investment Management
                           Company, Inc., as Portfolio Manager.

                           By: /s/ Catherine C. McDermott
                               -------------------------------------------
                               Name:  Catherine C. McDermott
                               Title: Principal


                           CYPRESS INVESTMENT FUND, LLC.
                           By: CypressTree Investment Management
                           Company, Inc., its Managing Member

                           By: /s/ Catherine C. McDermott
                               -------------------------------------------
                               Name:  Catherine C. McDermott
                               Title: Principal


                           CYPRESSTREE SENIOR FLOATING RATE FUND
                           By: CypressTree Investment Management
                           Company, Inc., as Portfolio Manager.

                           By: /s/ Catherine C. McDermott
                               -------------------------------------------
                               Name:  Catherine C. McDermott
                               Title: Principal

                           CYPRESSTREE INSTITUTIONAL FUND, LLC.
                           By: CypressTree Investment Management Company, Inc. its Managing Member


                           By: /s/ Catherine C. McDermott
                               -------------------------------------------
                               Name:  Catherine C. McDermott
                               Title: Principal

                           CREDIT SUISSE FIRST BOSTON

                           By: /s/ William O'Daly
                               -------------------------------------------
                               Name:  William O'Daly
                               Title: Vice President

                           By: /s/ [SIGNATURE ILLEGIBLE]
                               -------------------------------------------
                               Name: ILLEGIBLE
                               Title: Director

                           CREDIT LYONNAIS CHICAGO
                           BRANCH

                           By: /s/ Kent S. Davis
                               -------------------------------------------
                               Name:  Kent S. Davis
                               Title: Vice President

                           CREDIT AGRICOLE INDOSUEZ

                           By: /s/ David Bouhl
                               -------------------------------------------
                               Name:  David Bouhl, FVP
                               Title: Head of Corporate Banking
                                           Chicago

                           CREDIT AGRICOLE INDOSUEZ

                           By: /s/ [SIGNATURE ILLEGIBLE]
                               -------------------------------------------
                               Name:  ILLEGIBLE
                               Title: Senior Vice President

                           CONSECO LIFE INSURANCE
                           COMPANY

                           By: /s/ Eric Johnson
                               -------------------------------------------
                               Name:  Eric Johnson
                               Title: Vice President

                           COMPAGNIE FINANCIERE DE CIC ET
                           DE L'UNION EUROPEENNE

                           By: /s/ Sean Mounier
                               -------------------------------------------
                               Name:  Sean Mounier
                               Title: First Vice President

                           By: /s/ Brian O'Leary
                               -------------------------------------------
                               Name:  Brian O'Leary
                               Title: Vice President

$25,000,000                COMMERZBANK AKTIENGESELLSCHAFT CHICAGO
                           BRANCH

                           By: /s/ [SIGNATURE ILLEGIBLE]
                               -------------------------------------------
                                      Title: Vice President
                                      ------------------------------------

                           By: /s/ Arne Jahn
                               -------------------------------------------
                               Name: Arne Jahn
                               Title: Assistant Treasurer
                                      ------------------------------------
                                  Address: 311 South Wacker Drive
                                           Chicago, IL 60606

                           COMERICA BANK

                           BY: /s/ Michael T. Shea
                               -------------------------------------------
                               Name:  Michael T. Shea
                               Title: Vice President

                           CITICORP USA INC.

                           BY: /s/ Elizabeth A. Palermo
                               -------------------------------------------
                               NAME:  Elizabeth A. Palermo
                               TITLE: Attorney-in-fact

                           BHF-BANK AKTIENGESELLSCHAFT
                           Grand Cayman Branch

                           By: /s/ John Sykes
                               -------------------------------------------
                               Name:  John Sykes
                               Title: VP

                           By: /s/ Tony Heyman
                               -------------------------------------------
                               Name:  Tony Heyman
                               Title: AVP

                           BANQUE NATIONALE DE PARIS

                               /s/ Arnaud Collin du Bocage
                               -------------------------------------------
                           BY: Mr. Arnaud Collin du Bocage

                           TITLE: EVP and General Manager

                           BANK OF TOKYO-MITSUBISHI TRUST
                           COMPANY

                           By: /s/ Friedrich N. Wilms
                               -------------------------------------------
                               Name:  Friedrich N. Wilms
                               Title: Vice President

                           THE BANK OF NOVA SCOTIA

                           By: /s/ F.C.H. Ashby
                               -------------------------------------------
                               Name:  F.C.H. Ashby
                               Title: Senior Manager Loan Operations

                           THE BANK OF NEW YORK

                           BY: /s/ William Barnum
                               -------------------------------------------
                               Name:  William Barnum
                               Title: Vice President

                           BANK OF MONTREAL

                           By: /s/ Sheila C. Weimer
                               -------------------------------------------
                               Name:  Sheila C. Weimer
                               Title:    Director

                           FEDERAL-MOGUL CORPORATION
                         $1,950,000,000 LOAN AGREEMENT
                        DATED AS OF SEPTEMBER 30, 1998

List of Omitted Exhibits and Schedules

The following exhibits and schedules to the Loan Agreement have not been filed with the Securities and Loan Exchange Commission pursuant to Rule 601(b) of Regulation S-K. Federal-Mogul Corporation shall furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

Omitted Exhibits

I    Commitments; Addresses
II   Subsidiaries
III  Existing Liens
IV   Existing Indebtedness and Existing Guaranties
V    Foreign Pledge Agreements

Omitted Disclosure Schedules

A    Form of Note
B    Form of Domestic Subsidiary Guarantee
C-1  Form of Domestic Pledge Agreement
C-2  Form of Foreign Subsidiary Holding Company Pledge Agreement
C-3  Form of New Pledge Agreement
D-1  Form of Trust Agreement (First Union)
D-2  Form of Trust Agreement (ABN AMRO)
E    Form of Responsible Officer's Certificate
F    Form of Assignment and Acceptance
H-1  Form of Opinion of Associate General Counsel of the Company
H-2  Form of Opinion of Cleary Gottlieb Steen & Hamilton

                                                                         ANNEX A
                                                                         -------


          From and after the Covenant Transition Date, the following Article VII will be deemed to replace Article VII set forth in the Agreement to which this Annex A is attached and cross references to Article VII of the Credit Agreement contained in the Loan Documents will be modified accordingly.

                        ARTICLE VII. NEGATIVE COVENANTS
                                     ------------------

          The Company hereby covenants and agrees that so long as the Commitments remain in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder the Company will comply with the covenants set forth below in this Article VII:

          SECTION 7.01.  Cash Flow Coverage.  The Company will not permit the
                         ------------------
Cash Flow Coverage to be less than a ratio of 1.50 to 1.00 for any period of four consecutive fiscal quarters.

          SECTION 7.02.  Consolidated Leverage Ratio.  The Company will not
                         ---------------------------
permit the Consolidated Leverage Ratio at the last day of any fiscal quarter to be greater than 3.00 to 1.00.

          SECTION 7.03.  Maintenance of Net Worth.  The Company will not permit
                         ------------------------
Consolidated Net Worth at any time to be less than $270,000,000.

          SECTION 7.04.  Limitation on Liens.  The Company will not, nor will it
                         -------------------
permit any of its Subsidiaries to, create, assume or incur or suffer to be created, assumed or incurred or to exist any Lien on any of its properties or assets, whether now owned or hereafter acquired, provided, however, that the
                                                 --------  -------
foregoing restriction shall not apply to the following:

          (a)  Liens existing on the date of this Agreement and described on
     Schedule III, and Liens on assets of the T & N plc and its Subsidiaries existing on the date of consummation of the T & N Acquisition;

          (b) Liens on property or assets of any entity existing at the time such entity becomes a Subsidiary and not created in contemplation thereof;

          (c)  Liens in favor of the Company or any Wholly Owned Subsidiary;

          (d) Liens in favor of any Governmental Authority to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (e) Liens (including, without limitation, the interest of the lessor under any capital lease) on property or assets existing at the time of the acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within six months after, the acquisition or completion of such property or assets for the purpose of financing all or any part of the purchase price or construction cost thereof;

          (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) through (e), inclusive; provided that (i) no
                                                          --------
     such extension, renewal or replacement shall result in an increase in the liabilities secured thereby and (ii) such extension, renewal or replacement Lien shall be limited to all or a part of the same property that secured the Lien so extended, renewed or replaced (plus additions, accessions, replacements and improvements to such property);

          (g) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP or in the case of a Subsidiary located outside the United States, general accounting principles in effect from time to time in their respective jurisdictions of incorporation;

          (h) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business
     (A) which are not overdue for a period of more than 60 days or (B) which are being contested in good faith and by appropriate proceedings diligently pursued if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

          (i) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not greater than $15,000,000 (to the extent the dollar values of such encumbrances are calculable) and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;

          (j) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

          (k) pledges or deposits in connection with workers' compensation, unemployment insurance and other social legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (l) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (m) Liens created pursuant to the Security Documents or pursuant to the Security Documents as defined in the Existing Credit Agreement;

          (n) other Liens incidental to the conduct of the Company's or any Subsidiary's business or the ownership of its property and assets that were incurred in connection with the borrowing of money or the obtaining of advances or credit or capital leases; provided, however, that the
                                           --------  -------
     indebtedness secured thereby does not exceed in the aggregate for the Company and all Subsidiaries of the Company an amount equal to $50,000,000; and provided, further, that at no time shall the sum of (i) the
         --------  -------
     Indebtedness secured by the Liens permitted under this Section 7.04(n) plus
     (ii) all other Indebtedness of the Company's Subsidiaries (other than Subsidiaries which are parties to a Subsidiary Guarantee) plus (iii) the aggregate amount of Secured Reimbursement Obligations be equal to or greater than forty percent (40%) of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company); and

          (o) Liens granted by a special-purpose, Wholly Owned Subsidiary of the Company that purchases accounts receivable from the Company and its Subsidiaries to the extent such Liens are granted on such accounts receivable to secure the payment of indebtedness of such Wholly Owned Subsidiary.

          SECTION 7.05.  Subsidiary Indebtedness.  The Company will not permit
                         -----------------------
any Subsidiary other than a Subsidiary which is a party to a Subsidiary Guarantee to create, incur or suffer to exist any Indebtedness to any Person other than the Company or a Subsidiary, except (i) Indebtedness of the Company and its Subsidiaries existing on the Covenant Transition Date and refinancings, refundings, renewals or extensions thereof, (ii) Indebtedness of any Loan Party pursuant to any Loan Document, (iii) Indebtedness of Subsidiaries incurred, in accordance with the Existing Credit Agreement, in connection with the Company's acquisition of T & N plc (iv) additional Indebtedness of Excluded Foreign Subsidiaries to the Company or any Subsidiary which is a party to a Subsidiary Guarantee in an aggregate principal amount not exceeding $200,000,000 at any time outstanding, (v) Indebtedness of any Subsidiary which is not a party to a Subsidiary Guarantee owing to any other Subsidiary which is not a party to a Subsidiary Guarantee, (vi) Indebtedness in the form of any investment permitted by Section 7.11 as in effect on the Covenant Transition Date, (vii) Indebtedness secured by Liens permitted by Section 7.04(e), including capital lease obligations, in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof) and (viii) Indebtedness which, together with the secured Indebtedness allowed under Section 7.04(n), shall not exceed forty percent (40%) of

Consolidated Net Worth (determined as of the end of the most recent fiscal quarter of the Company).

          SECTION 7.06.  Limitation on Mergers.  The Company will not, nor will
                         ---------------------
it permit any of its Subsidiaries to, merge or consolidate with or into any other corporation except that any Subsidiary may merge or consolidate (i) with or into the Company (provided that the Company shall be the continuing or
                     --------
surviving corporation), (ii) with or into any one or more Wholly-Owned Subsidiaries or (iii) with or into any Person to be acquired pursuant to Section 7.12.

          SECTION 7.07.  Multiemployer Plans.  The Company will not, as of any
                         -------------------
date, permit any liability to occur to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding such date.

          SECTION 7.08.  Asset Sales.  The Company will not, nor will it permit
                         -----------
any Subsidiary to, lease, sell or otherwise dispose of all or any portion of its property, assets or business to any Person other than the Company or a Subsidiary except for (a) sales of assets in the ordinary course of business,
(b) sales of accounts receivable or related contract rights, (c) dispositions of assets required to comply with anti-trust laws, (d) dispositions of assets listed in Schedule 7.08, (e) dispositions in connection with sale and leaseback transactions in respect of assets having a book value in the aggregate not exceeding $50,000,000 and (f) any other sales of assets, other than the assets set forth on Schedule 7.08 and sales of assets occurring prior to the Covenant Transition Date, having a book value which, when added to the book value of all other assets sold pursuant to this clause (g) during such fiscal year, does not exceed 5% of the gross book value of the assets of the Company and its consolidated Subsidiaries, determined in accordance with GAAP, as of the last day of the fiscal quarter ended immediately prior to the date of such sale.

          SECTION 7.09.  Limitation on More Restrictive Covenants.  The Company
                         ----------------------------------------
shall not enter into any new debt agreement that would contain, nor enter into any amendment, supplement or other modification to any indenture, instrument or other agreement concerning the Funded Debt or any refinancing thereof, if such indenture, instrument or other agreement at the time entered into or after giving effect to any such amendment, supplement or other modification thereto, would contain (a) any covenant or event of default that is more restrictive on the Company than those set forth in this Agreement, (b) with respect to the Company, any covenant with respect to financial performance the scope of which is materially different from the covenants respecting such matters set forth in Sections 7.01, 7.02 or 7.03, (c) any covenant which would prohibit the granting of liens on its assets by the Company or its Subsidiaries in favor of the Lenders, other than in the case of this clause (c), Indebtedness incurred pursuant to Section 7.05(f) as in effect on the Covenant Transition Date and in the case of clauses (a) and (c), Indebtedness incurred pursuant to Section 7.05(g) as in effect on the Covenant Transition Date constituting a refinancing, refunding extension or renewal of existing Indebtedness and having terms no more restrictive than the Indebtedness refinanced, refunded, extended or renewed thereby.

          SECTION 7.10.  Subsidiary Guaranties.  The Company will not, and will
                         ---------------------
not allow any Subsidiary to, make or suffer to exist any Guaranty except (a) any Guaranty existing on the Covenant Transition Date and any replacement in whole or in part of such Guaranty in connection with any extension, refinancing or refunding of the Indebtedness guarantied thereby, (b) Guaranties of any Indebtedness permitted to exist hereunder other than Indebtedness outstanding on the Covenant Transition Date or any extension, renewals or refinancings thereof,
(c) additional Guaranties with respect to Indebtedness or other obligations not exceeding $50,000,000 in the aggregate at any one time and (d) Guaranties by any Subsidiary which is a party to a Subsidiary Guarantee of Indebtedness incurred by the Company in connection with the Bond Offering or the Existing Public Securities.

          SECTION 7.11.  Affiliates.  The Company, will not, nor will it permit
                         ----------
any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.

          SECTION 7.12.  Acquisitions.  The Company will not, nor will it permit
                         ------------
any of its Subsidiaries to, acquire, in a single transaction or in a series of related transactions, all or substantially all of the equity interests in, or assets of, any other Person, or all or substantially all of the assets constituting a division or business segment of any other Person, except that the Company or any of its Subsidiaries may make any such acquisition if:

          (a) after giving effect thereto, no Default or Event of Default shall be in existence; and

          (b) if such acquisition is the acquisition of equity interests of any Person, such acquisition is approved by the board of directors or analogous governing body of such Person.

          SECTION 7.13.  Restrictions on Special Purpose Subsidiaries.  The
                         --------------------------------------------
Company will not permit any Special Purpose Subsidiary to (a) create, assume, incur or suffer to exist any Lien, any Indebtedness, any Guaranty or any other liabilities, direct or contingent, (b) make or suffer to exist any Investment,
(c) conduct, transact or otherwise engage in any business or other operations or
(d) own or lease any Property, except that, notwithstanding the foregoing prohibitions:

               (i) a Special Purpose Subsidiary may make an Investment in the form of a loan or an equity contribution to, or hold the Capital Stock of, another Special Purpose

     Subsidiary (x) as described on Schedule 6.13 to the Existing Credit Agreement or (y) which does not have an adverse impact on the Collateral;

     provided that the Company may transfer the Capital Stock of Federal Mogul,
     --------
     Ltd., a corporation organized under the laws of the United Kingdom, Federal-Mogul Acquisition Corp., a corporation organized under the laws of the United Kingdom, and FP Diesel Ltd., a corporation organized under the laws of the United Kingdom, to U.K. Acquisition I, and U.K. Acquisition I may transfer such Capital Stock to U.K. Acquisition II;

               (ii)  U.K. Acquisition II may consummate the T & N Acquisition;

               (iii) U.K. Acquisition I may acquire directly from T & N plc or indirectly through U.K. Acquisition II, for fair market value, up to 100% of the Capital Stock of T&N Industries;

               (iv) the Special Purpose Subsidiaries may execute and deliver the Loan Documents to which they are parties, incur and perform their obligations thereunder and create and suffer to exist the Liens created thereby and may execute and deliver the Guaranties permitted by Section
     7.10 and perform their obligations thereunder; and

               (v) the Special Purpose Subsidiaries may perform obligations under the Investments permitted above and under their respective organic documents and other Requirements of Law, may incur obligations to Governmental Authorities in the ordinary course of business, such as income and franchise tax liabilities and other incidental liabilities, and may incur other immaterial liabilities directly related and incidental to the permitted activities enumerated above.

                                                                      SCHEDULE I

                                                                     SCHEDULE II

                                                                   SCHEDULE IV-A
                                                                   -------------


                        Additional Existing Indebtedness
                        --------------------------------


                                     None.

                                                                   SCHEDULE 4.19
                                                                   -------------


                               PERFECTION ACTIONS


     1.   Capital Stock of Domestic Subsidiaries:
          --------------------------------------

          The certificates representing the shares of Capital Stock of issuers organized under the laws of a State of the United States shall be delivered to the Administrative Agent along with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

     2.   Capital Stock of Foreign Subsidiaries:
          -------------------------------------

          The customary steps for perfection of a pledge of stock of an issuer organized under the laws of a jurisdiction outside the United States, as advised by counsel qualified in such jurisdiction, shall be taken.

     3.   Pledged Notes:
          -------------

          The promissory notes shall be delivered to the Administrative Agent along with an undated note allonge for each such note executed in blank by a duly authorized officer of the pledgor thereof.

                                                                   SCHEDULE 7.08
                                                                   -------------

                                Excluded Assets
                                ---------------


Federal-Mogul World Trade Chile Ltda.
Federal-Mogul del Ecuador, S.A.
Federal-Mogul Panama S.A.
Federal-Mogul Puerto Rico Inc.
Federal-Mogul World Trade Inc.
Federal-Mogul de Venezuela C.A.
La Font Repuestos C.A.
Bertolotti Pietro e Figli, S.r.l.
The chemicals division of the businesses acquired in connection with the Fel-Pro Acquisition